                                   AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP
                                                         OF
                                                SUNVALLEY ASSOCIATES
                                         a California general partnership

                                                  TABLE OF CONTENTS
                                    AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP
                                                         OF
                                                SUNVALLEY ASSOCIATES
                                         a California general partnership

                                                                                                               PAGE

I.       CONTINUATION; NAME; PRINCIPAL PLACE OF BUSINESS;
         FILING OF CERTIFICATE(S); TERM; TITLE TO
         PARTNERSHIP PROPERTY; DEFINITIONS.

II.      PURPOSES AND POWERS; REPRESENTATIONS AND
         WARRANTIES.

III.     PARTNERS' INITIAL CAPITAL CONTRIBUTIONS; ADDITIONAL FUNDS;
         FINANCING; CAPITAL ACCOUNTS; PARTNERSHIP INTEREST;
         PERCENTAGE INTERESTS.

                                                          i

IV.      ALLOCATIONS; PROFITS AND LOSSES; DISTRIBUTIONS;
         BANK ACCOUNTS; BOOKS OF ACCOUNT; TAX RETURNS;
         PARTNERSHIP FISCAL YEAR.

V.       MANAGEMENT; EXECUTION OF LEGAL INSTRUMENTS;
         OTHER VENTURES.

         Section 5.1        Management; Authority of the Managing Partner;

         Section 5.8        Specific Provisions Relating to Real Estate Investment
                            Trust Status.........................................................................40

VI.      TRANSFERS OF PARTNERSHIP INTERESTS.

VII.     DISABLING EVENT IN RESPECT OF A PARTNER;
         SUCCESSION OF INTERESTS.

         Section 7.5        Waiver of Dissolution if Transfer is in Full Compliance with
                            Agreement; Negation of Right to Dissolve Except as
                            Herein Provided; No Withdrawal.......................................................56
         Section 7.6        Determination of Fair Market Value of Partnership Interests..........................57

                                                         ii

VIII.    WINDING UP, LIQUIDATION, AND TERMINATION OF THE PARTNERSHIP.

         Section 8.1        Liquidation of the Assets of the Partnership and Disposition
                            of the Proceeds Thereof..............................................................59
         Section 8.2        Cancellation of Certificates.........................................................61

IX.      MISCELLANEOUS.

         Exhibit A         The Property

                                                         iii

                                    AMENDED AND RESTATED AGREEMENT OF PARTNERSHIP
                                                         OF
                                                SUNVALLEY ASSOCIATES
                                          a California general partnership

                  THIS  AMENDED AND  RESTATED  AGREEMENT OF  PARTNERSHIP  (hereinafter,  as the same may be amended
and/or   supplemented,  referred  to  as  this  "Agreement") is  dated  as  of  the  14th  day  of  May,  2002, and is made by, between,  and among TRG SUNVALLEY LLC ("TRG LLC"), a Delaware  limited  liability  company,  as general partner,  whose  sole  member  is The  Taubman  Realty  Group  Limited  Partnership  ("TRG"),  a  Delaware  limited partnership,  TAUBMAN SUNVALLEY ASSOCIATES LIMITED PARTNERSHIP ("TSA"), a Michigan limited partnership,  as general partner,  composed of A.T.  Associates,  Inc., as its general partner,  and A. Alfred Taubman, not individually but as Trustee of the A.  Alfred  Taubman  Restated  Revocable  Trust,  as amended  and  restated  in its  entirety  by
Instrument  dated January 10, 1989 and  subsequently  by Instrument  dated June 25, 1997, as the same may hereafter be amended from time to time (the "AAT Trust"),  as its limited  partner,  and A.T.  SUNVALLEY  ASSOCIATES  LIIMTED
PARTNERSHIP  ("ATSA"),  a  Michigan  limited  partnership,  as  general  partner,  composed  of  Taubman  SunValley
Associates I, Inc., as its general  partner,  and the AAT Trust,  as its limited  partner.  (TRG LLC, TSA, and ATSA are hereinafter  sometimes referred to, collectively,  as "Partners" and,  individually,  as a "Partner".) (TSA and
ATSA are hereinafter sometimes referred to, collectively, as "Taubman".)

                                                      Recitals:

         A.       TSA, ATSA, and Sun GEPT Realty  Associates  Limited  Partnership  ("GEPTS"),  a Delaware  limited partnership,  were  all of  the  partners  in  SunValley  Associates  (the  "Partnership"),  a  California  general partnership,  pursuant to a certain Agreement of Partnership of SunValley  Associates,  dated March 15, 1990 and as amended by the First  Amendment to Agreement of

                                                          1

Partnership  of SunValley  Associates,  dated August 24, 2000 (the "Original Partnership Agreement").
         B.       The  Partnership  is the owner of one  hundred  percent  (100%) of the  membership  interests  in
SunValley  Shopping Center LLC ("SunValley  LLC"), a Delaware limited liability  company,  which owns the Property, upon which is  situated a  first-class  regional  retail  shopping  center and  certain  other  structures  as more particularly  described  on  Exhibit A  hereto.  (The  Property  and the  foregoing  improvements  are  hereinafter referred to as the "Shopping Center".)
         C.       On the date of this Agreement,  GEPTS  transferred all of its right,  title,  and interest in and to the Partnership, such interest constituting a fifty percent (50%) interest in the Partnership, to TRG LLC.
         D.       Accordingly,  TRG LLC,  TSA,  and ATSA now wish to amend and restate in its entirety the Original
Partnership  Agreement  to reflect the  admission  of TRG LLC as a partner of the  Partnership,  to provide for new terms of the Partnership, and for certain other purposes.
         Now,  therefore,  the parties hereto agree that the Original  Partnership  Agreement is hereby amended and restated in its entirety to read as follows:

                                                    ARTICLE I.
                                 CONTINUATION; NAME; PRINCIPAL PLACE OF BUSINESS;
                                      FILING OF CERTIFICATE(S); TERM; TITLE TO
                                        PARTNERSHIP PROPERTY; DEFINITIONS.

Section 1.1       Continuation.
                  The parties hereto hereby continue the Partnership as a California general  partnership  pursuant to the laws of the  State of  California,  including  the  Uniform  Partnership  Act as in  effect  in the State of
California,  all as the same may be amended  from time to time (all of such laws being  hereinafter  referred to as the "Partnership Law"), upon the terms and conditions herein set forth.

                                                          2

Section 1.2       Name.
                  The  name of the  Partnership  is  "SunValley  Associates"  or such  other  name as the  Managing
Partner (as herein defined) shall select from time to time in compliance with the Partnership Law.
Section 1.3       Principal Office.
                  The  principal  office of the  Partnership  is  located  at 200 East Long Lake  Road,  Bloomfield
Hills,  Michigan 48304.  The Partnership  shall have an office at such other  address(es) as may be designated from time to time by the  Managing  Partner  with  written  notice  thereof  to the  Non-Managing  Partners  (as  herein defined).  The name and address of the registered  agent for service of process on the  Partnership in the State of
California  is  Corporation  Service  Company which will do business in  California  as  CSC-Lawyers  Incorporation
Service, at 2730 Gateway Oaks Drive, Suite 100, Sacramento, California  95833.
Section 1.4       Filing of Certificate(s) as Required.
                  The Partners  shall cause the execution and filing of an appropriate  partnership  and/or assumed or fictitious name  certificate or  certificates,  or like instrument or instruments,  at any time and from time to time as  required  by law to  permit  the  Partnership  to  conduct  business  as a legal  entity  in the  State of
California  or otherwise in  connection  with the existence of the  Partnership  and/or the use of a name,  and all amendments  thereto of record.  The Partners  shall do all acts and things  requisite for the continued  formation, perfection, and maintenance of the Partnership as a general partnership pursuant to the Partnership Law.
Section 1.5       Term.
                  The term of the  Partnership  shall end,  and the  Partnership  shall  dissolve,  on the first to occur of:
                  (i)      the sale or  other  disposition  of all,  or  substantially  all,  of the  Partnership's assets;
                  (ii)     the unanimous written consent of the Partners agreeing to dissolve the Partnership; or

                                                          3

                  (iii)    the  occurrence of any event which would,  under the  Partnership  Law  (notwithstanding the provisions of this Agreement) or under the terms of this  Agreement,  result in the dissolution of the
         Partnership;  provided,  however,  that the term of the  Partnership  shall not end upon the occurrence of such an event if the Partnership is reconstituted or otherwise continues as provided in this Agreement.
Section 1.6       Title to Partnership Property.
                  All property owned by the Partnership,  whether real or personal,  tangible or intangible,  shall be deemed to be owned by the Partnership as an entity,  and no Partner,  individually,  shall have any ownership of such  property.  The  Partnership  may hold any of its assets in its own name or in the name of a  nominee.  If the
Partnership  takes title to any property in the name of a trust,  this  Agreement  shall act as an agreement  among the beneficiaries.
Section 1.7       Definitions.
                  Unless the context in which a term is used  clearly  indicates  otherwise,  the  following  terms shall have the following respective meanings when used in this Agreement:

"AAT Trust" is defined in the Preamble to this Agreement.

"Accountant" is defined in Section 4.5 hereof.

"Adjustment Notice" is defined in Section 7.6 hereof.

"Adjustments" is defined in Section 7.6 hereof.

"Affiliate"  means (i) with respect to any individual,  any member of such  individual's  Immediate Family and/or a
Family  Trust with  respect to such  individual,  and any  organization  (x) in which  such  individual  and/or his
Affiliate(s)  own, directly or indirectly,  more than twenty-five  percent (25%) of any class of equity security or of the aggregate  Beneficial  Interest of all beneficial  owners,  or (y) in which such individual or his Affiliate is the sole general partner,  or is the managing general partner,  or which is Controlled By such individual and/or his Affiliates,  directly or indirectly; and (ii) with respect to any corporation,  partnership,  limited liability company,  trust,  or other  organization,  whether or not considered to be a legal entity,  any other  corporation, partnership,  limited  liability  company,  trust, or other  organization,  whether or not considered to be a legal entity,  which  Controls,  is Controlled  By, or is Under Common Control With,  the  first-referenced  corporation, partnership,  limited liability company,  trust, or other organization,  and any individual who is the sole general partner  or the  managing  general  partner  of, or who  directly  or  indirectly  Controls,  the  first-referenced corporation, partnership, limited liability company, trust, or other organization.

"Agreement" is defined in the Preamble to this Agreement.

                                                          4

"Annual Budget" is defined in Section 5.1(d) hereof.

"ATAI" is defined in Section 9.21 hereof.

"ATSA" is defined in the Preamble to this Agreement.

"Available  Cash" means the excess of the  Partnership's  cash and cash  equivalents over the amount of cash needed by the Partnership,  as reasonably  determined by the Managing Partner,  to (i) service the Partnership's debts and obligations  to Third  Parties  (including,  without  limitation,  the  Mezzanine  Loan),  (ii) to the  extent  not prohibited  by the  Mezzanine  Loan,  service the  Partnership's  debts and  obligations  to the  Partners or their
Affiliates as provided in this Agreement,  (iii) maintain  adequate capital and reserves for, by way of example and not limitation,  capital improvements,  working capital, and reasonably  foreseeable needs of the Partnership,  and
(iv) conduct its business and carry out its purposes.

"Bankrupt" or  "Bankruptcy"  as to any Person means (i) applying for or consenting  to the  appointment  of, or the taking of possession by, a receiver,  custodian,  trustee,  administrator,  liquidator, or the like of itself or of all or a substantial portion of its assets,  (ii) admitting in writing its inability,  or being generally unable or deemed unable under any  applicable  law, to pay its debts as such debts become due,  (iii)  convening a meeting of creditors for the purpose of consummating an out-of-court arrangement,  or entering into a composition,  extension, or similar  arrangement,  with  creditors in respect of all or a  substantial  portion of its debts,  (iv) making a general  assignment  for the  benefit  of its  creditors,  (v)  placing  itself  or  allowing  itself  to be placed
voluntarily   under  the  protection  of  the  law  of  any  jurisdiction   relating  to  bankruptcy,   insolvency,
reorganization,  winding-up,  or  composition  or  adjustment  of debts,  (vi) taking any action for the purpose of effecting  any of the  foregoing,  or (vii) if a proceeding  or case shall be commenced  against such Person in any court  of  competent  jurisdiction,  seeking  (a) the  liquidation,  reorganization,  dissolution,  winding-up,  or composition or  readjustment  of debts,  of such Person,  (b) the  appointment of a trustee,  receiver,  custodian, administrator,  liquidator,  or the like of such Person or of all or a substantial portion of such Person's assets, or (c) similar relief in respect of such Person under any law relating to bankruptcy,  insolvency,  reorganization, winding-up,  or composition or adjustment of debts,  and such  proceeding or case shall continue  undismissed for a period of ninety (90) Days, or an order,  judgment,  or decree  approving or ordering any of the foregoing shall be entered  and  continue  unstayed  and in effect for a period of sixty  (60)  Days,  or an order for relief or other legal  instrument of similar effect against such Person shall be entered in an involuntary  case under such law and shall continue for a period of sixty (60) Days.

"Beneficial  Interest"  means an  interest,  whether as  partner,  member,  joint  venturer,  cestui que trust,  or otherwise,  a contract right or a legal or equitable  position under or by which the possessor  participates in the economic  or other  results of the  business  organization  to which such  interest,  contract  right,  or position relates.

"Best Efforts" is defined to require that the obligated party make a diligent,  commercially  reasonable,  and good faith effort to accomplish the applicable  objective.  Such obligation,  however,  does not require the expenditure of funds or the  incurrence  of any  liability  on the part of the  obligated  party,  nor does it require that the obligated  party act in a manner  which  would  otherwise  be  contrary  to  prudent  business  judgment  or normal commercial  practices  in order  to  accomplish  the  objective.  The  fact  that  the  objective  is not  actually accomplished  is no indication  that the obligated  party did not in fact utilize its Best Efforts in attempting to accomplish the objective.

"Board of Directors" means the Board of Directors of TCO.

                                                          5

"Book Value" is defined in Section 3.4(b) hereof.

"Business Day" means any Day that is not a Saturday,  Sunday,  or legal holiday in San Francisco,  California,  and on which commercial banks are open for business in San Francisco, California.

"Buyer" is defined in Section 6.4(a) hereof.

"Buy-Sell Offer" is defined in Section 6.5(a) hereof.

"Capital Account" is defined in Section 3.4(a) hereof.

"Change  of Control  Event"  means (i) any loss of the right of A.  Alfred  Taubman,  any  member of his  Immediate
Family,  any heir of the  foregoing,  any trust for the benefit of the  foregoing  and any  partnership  or limited liability  company  or  corporation  Controlled  By some or all of the  foregoing  (for  any  reason  other  than a voluntary  sale of  shares of TCO by one (1) or more of the  foregoing  Persons)  to  nominate  at least  three (3)
members of the Board of Directors,  or (ii) the  acquisition by any person or group or persons  (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities  Exchange Act of 1934, as amended,  other than A. Alfred Taubman, any  members  of his  Immediate  Family,  any  heir of the  foregoing,  any  trust  for the  benefit  of any of the foregoing,  any private charitable foundation,  or any partnership,  limited liability company or corporation owned or  Controlled  By some or all of the  foregoing,  of  beneficial  ownership  (within  the  meaning  of Rule  13d-3 promulgated  under  the  Securities  Exchange  Act of  1934,  as  amended)  of forty  percent  (40%) or more of the outstanding voting capital stock of TCO.

"Code" means the Internal  Revenue Code of 1986,  as amended from time to time (or any  corresponding  provision of succeeding law).

"Communication" and "Communications" are defined in Section 9.2(a) hereof.

"Contribution Notice" is defined in Section 3.2(d) hereof.

"Control" (and its  correlative  terms  "Controlled  By" and "Under Common Control With") means with respect to any corporation,  partnership,  limited liability company, trust, or other business organization,  possession, directly or  indirectly,  by the  applicable  individual or individuals of the power to direct or cause the direction of the management and policies thereof, whether through the ownership of voting securities, by contract, or otherwise.

"Day" or "Days" means each calendar day,  including  Saturdays,  Sundays,  and legal holidays;  provided,  however, that if the Day on which a period of time for  consent or  approval  or other  action  ends is not a Business  Day, such period shall end on the next Business Day.

"Defaulting Partner" is defined in Section 3.2(e) hereof.

"Deficit Partner(s)" is defined in Section 3.2(b) hereof.

"Depreciation"  means  for  each  Fiscal  Year  of  the  Partnership  or  other  period,  an  amount  equal  to the depreciation,  amortization,  or other cost recovery  deduction  allowable  under the Code with respect to an asset for such year or other  period,  except  that if the Book Value of an asset  differs  from its  adjusted  basis for federal  income tax purposes at the beginning of such year or other period,  Depreciation  shall be an amount which bears the same ratio to such beginning Book Value as the federal income tax  depreciation,  amortization,  or other cost  recovery  deduction  for such year or other period  bears to such  beginning  adjusted  tax basis;  provided, however,  that if the federal  income tax  depreciation,  amortization,  or other cost recovery  deduction for such year

                                                          6

is zero,  Depreciation shall be determined with  reference to such beginning Book Value using any reasonable method selected by the Managing Partner.

"Disabled Partner" is defined in Section 7.1(a)(ii) hereof.

"Disabling Event" is defined in Section 7.1(a)(i) hereof.

"Equity  Security" has the meaning  ascribed to it in the  Securities  Exchange Act of 1934, as amended to the date hereof, and the rules and regulations thereunder.

"Event of Withdrawal" is defined in Section 7.1(a)(iv) hereof.

"Excess Partner(s)" is defined in Section 3.2(b) hereof.

"Excess Payment(s)" is defined in Section 3.2(b) hereof.

"Exercise Notice" is defined in Section 6.4(a) hereof.

"Exercise Period" is defined in Section 6.4(a) hereof.

"Family  Trust" means with respect to an individual,  a trust for the benefit solely of such  individual or for the benefit of any member or members of his Immediate  Family or for the benefit of such  individual  and any member or members of such  individual's  Immediate Family (for the purpose of determining  whether or not a trust is a Family
Trust,  the fact that one or more of the  beneficiaries  (but not the sole  beneficiary)  of the trust  includes  a
Person  or  Persons,  other  than  a  member  of  such  individual's  Immediate  Family,  entitled  to a  principal distribution  if he, she, it, or they shall have survived the settlor of such trust,  which  distribution  is to be made of something other than a Partnership  Interest and/or includes an organization or  organizations  exempt from federal income tax pursuant to the  provisions of Section 501(a) of the Code and described in Section  501(c)(3) of the Code shall be disregarded);  provided,  however, that in respect of transfers by way of a testamentary or inter vivos trust,  the trustee or trustees  shall be solely such  individual,  a member or members of such  individual's
Immediate  Family,  a responsible  financial  institution,  an attorney that is a member of the Bar of any State in the United  States,  or an individual  or  individuals  approved by that Partner or those  Partners then holding an aggregate Percentage Interest of at least eighty percent (80%).

"Fiscal Year" means (i) the period  commencing on the effective  date of this Agreement and ending on the following
December 31, (ii) any  subsequent  twelve (12) month period  commencing  on January 1 and ending on December 31, or
(iii) any  portion of any period  described  in clause  (ii) for which the  Partnership  is  required  to  allocate
Profits, Losses, and other items of Partnership income, gain, loss or deduction pursuant to Section 4.1 hereof.

"GEPTS" is defined in Recital A.

"Gross  Income" means the income of the  Partnership  and the net gain from sales of  Partnership  property  before deduction of items of expense or deduction.

"Guarantor" is defined in Section 3.2(b) hereof.

"Immediate  Family"  means  with  respect to any  individual,  such  individual's  spouse  (past or then  current), descendants (natural or adoptive),  grandparents,  parents, siblings of the whole or half blood, and descendants of parents of such individual's spouse (past or then current).

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"Initiating Partner" is defined in Section 6.5(a) hereof.

"Liquidator" is defined in Section 8.1(a) hereof.

"Losses" is defined in Section 4.1(a) hereof.

"Major Decision" is defined in Section 5.1(c) hereof.

"Management  and  Leasing  Agreement"  means that  certain  management  and leasing  agreement  dated March 8, 1980 between TTC (as successor to The Taubman  Company  Limited  Partnership)  and the  Partnership,  as the same may be amended, from time to time, as permitted by this Agreement.

"Managing Partner" is defined and designated in Section 5.1(a) hereof.

"Mezzanine  Loan" means that certain  mezzanine loan in the principal  amount of Ten Million Dollars  ($10,000,000)
made to  the Partnership  by Connecticut  General Life Insurance  Company or its affiliates but shall not include a loan held by  any  unaffiliated  successor  lender (other than a securitization  pool, trust formed for the purpose of  accomplishing  a securitization, or trustee with respect thereto).

"Minimum Gain" means an amount determined in accordance with Regulations Section  1.704-2(b)(2),  by computing with respect to each nonrecourse  liability (as defined in Regulations  Section  1.704-2(b)(3)) of the Partnership,  the
amount of gain (of  whatever  character),  if any,  that  would be  realized  by the  Partnership  if (in a taxable transaction)  it  disposed  of  property  subject  to such  liability  in full  satisfaction  thereof,  and by then aggregating the amounts so computed.

"Net Value" is defined in Section 7.6 hereof.

"Non-Defaulting Partner(s)" is defined in Section 3.2(e) hereof.

"Non-Initiating Partner" is defined in Section 6.5(a) hereof.

"Non-Managing Partners" means the Partner(s) that are not the Managing Partner.

"Non-Pledging Partner" is defined in Section 6.8(iii) hereof.

"Non-Triggering Partner" is defined in Section 6.6(a) hereof.

"Offer" is defined in Section 6.4(a) hereof.

"Original Partnership Agreement" is defined in Recital A.

"Partner" and "Partners" are defined in the Preamble to this Agreement.

"Partnership" is defined in Recital A.

"Partnership Interest" is defined in Section 3.5(a) hereof.

"Partnership Law" is defined in Section 1.1 hereof.

"Partnership Minimum Gain" is defined in Regulations Section 1.704-2(b)(2).

                                                          8

"Partner Nonrecourse Debt" is defined in Regulations Section 1.704-2(b)(4).

"Partner Nonrecourse Debt Minimum Gain" is defined in Section 4.1(d)(3) hereof.

"Percentage Interest" is defined in Section 3.5(b) hereof.

"Person" means an individual,  a partnership (general or limited),  limited liability company,  corporation,  joint venture,  business  trust,  cooperative,  association,  or other  form of  business  organization,  whether  or not regarded as a legal entity under applicable law, a trust (inter vivos and  testamentary),  an estate of a deceased, insane,  or incompetent  Person,  a  quasi-governmental  entity, a government or any agency,  authority,  political subdivision, or other instrumentality thereof, or any other entity.

"Pledge"  means any pledge,  encumbrance,  hypothecation,  or other  assignment  of a  Partnership  Interest or any proceeds  thereof as collateral for a loan to or for the benefit of the Partner whose  Partnership  Interest or the proceeds thereof has been pledged.

"Pledge Documents" is defined in Section 6.8 hereof.

"Pledgee" is defined in Section 6.8(i) hereof.

"Pledgee Rights" means any of a Pledgee's rights under a loan or pledge agreement,  including,  without limitation, foreclosure,  a transfer in lieu of  foreclosure,  or sale pursuant to the applicable  commercial  code.  "Pledgee
Right" means any one (1) of the Pledgee Rights.

"Pledging Partner" is defined in Section 6.8 hereof.

"Prime"  means that rate of  interest  equal to the prime rate of interest  announced  as such from time to time by the  Partnership's  principal  bank, or if such bank ceases to announce such a rate, the average of the prime rates prevailing from time to time at the two (2) national banks in the State of California  having the largest  deposits for the calendar quarter immediately preceding the date that the prime rate is to be determined.

"Profits" is defined in Section 4.1(a) hereof.

"Property"  means those certain  leasehold and  subleasehold  estates and other  property owned in fee by SunValley
LLC, located in Concord,  California,  and as more  particularly  described on Exhibit A attached hereto and made a part hereof and, if the context so requires,  any direct or indirect  interests  therein owned by the  Partnership, including, by way of example and not of limitation, the Subsidiary Company Membership Interest."

"Regulations"  means the Income Tax Regulations  promulgated under the Code as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

"Regulatory Allocations" is defined in Section 4.1(d)(6) hereof.

"REIT" means a real estate investment trust.

"REIT Partner" is defined in Section 5.8 hereof.

"Renewal Management and Leasing Agreement" is defined in Section 5.3(b) hereof.

                                                          9

"Required Funds" is defined in Section 3.2(b) hereof.

"Return" means a variable return, recalculated and compounded monthly, equal to Prime plus one percent (1%).

"Sale Offer" is defined in Section 6.6(a) hereof.

"Seller" is defined in Section 6.4(a) hereof.

"Shopping Center" is defined in Recital B.

"Special Purpose General Partner" is defined in Section 9.21 hereof.

"Subject Interest" is defined in Section 6.4(a) hereof.

"Subsidiary Company Membership Interest" is defined in Section 2.1 hereof.

"Successor" is defined in Section 7.1(a)(iii) hereof.

"SunValley LLC" is defined in Recital B.

"SV" is defined in Section 2.1 hereof.

"Taubman" is defined in the Preamble to this Agreement.

"Tax Matters Partner" is defined in Section 5.7(a) hereof.

"TCO" means Taubman Centers, Inc., a Michigan corporation.

"Third  Party" or "Third  Parties"  means a Person or Persons who is or are  neither a Partner or  Partners  nor an
Affiliate or Affiliates of a Partner.

"Total Price" is defined in Section 6.5(a) hereof.

"Transfer" means any assignment, sale, transfer, conveyance,  encumbrance,  Pledge, granting of an option or proxy, or other disposition or act of alienation.

"Triggering Partner" is defined in Section 6.6(a) hereof.

"Trigger Notice" is defined in Section 6.6(a) hereof.

"TRG" is defined in the Preamble to this Agreement.

"TRG Excess Contributions" is defined in Section 3.2(c) hereof.

"TRG LLC" is defined in the Preamble to this Agreement.

"TSA" is defined in the Preamble to this Agreement.

"TSVAI" is defined in Section 9.21 hereof.

                                                         10

"TTC" means The Taubman Company LLC, a Delaware limited liability company, or any successor thereto.

"Valuation Date" is defined in Section 7.6 hereof.

                                                    ARTICLE II.
                                               PURPOSES AND POWERS;
                                          REPRESENTATIONS AND WARRANTIES.

Section 2.1       Purposes.
                  The Partnership  has been organized,  pursuant to the Partnership Law and in accordance with this
Agreement,  for the purpose of (i) acquiring,  in exchange for a capital  contribution  consisting of the Property, and holding a membership  interest (the  "Subsidiary  Company  Membership  Interest") in SunValley LLC,  including, without limitation,  interests  incidental to the Subsidiary Company Membership Interest such as, by way of example and not  limitation,  any  receivables  due from SunValley LLC, with all of the rights and  obligations of a member therein,  as well as, without limitation,  any and all rights to acquire,  sell, pledge and otherwise deal with the
Subsidiary Company  Membership  Interest and/or any of the assets of SunValley LLC, and to act in all respects as a member therein  pursuant to applicable law and any agreements;  (ii) entering into any agreement in connection with the business of SunValley  LLC,  including but not limited to, the operating  agreement  for SunValley  LLC;  (iii)
forming, owning, acquiring,  transferring,  disposing,  pledging, or otherwise dealing with the capital stock of SV
Shopping Center,  Inc. a Delaware  corporation ("SV") which is serving as SunValley LLC's Springing Member (as such term is defined in the operating  agreement of SunValley  LLC) and acting in all respects as a stockholder  therein pursuant to applicable  law and any  agreements;  (iv) making  capital  contributions  to SunValley LLC and SV; (v)
borrowing  funds  pursuant to the  Mezzanine  Loan;  and (vi)  engaging in any other  activities  determined by the
Partners  that are  permitted by the

                                                         11

Partnership  Agreement  and the  Partnership  Law and that are  incidental or related to the foregoing.
Section 2.2        Powers.
                  The  Partnership  shall have all such powers that are necessary or  appropriate  to carry out its purposes as described in Section 2.1 hereof,  including,  without limitation,  the right to contribute funds to and take all actions and  decisions in respect of or  pertaining  to SunValley  LLC and SV, the right to be admitted to
SunValley  LLC,  the right to become a  stockholder  of SV,  the right to enter  into the  operating  agreement  of
SunValley  LLC and agree to any one or more  amendments  to (or the  termination  of) the  operating  agreement  of
SunValley  LLC,  and the  right  to  acquire,  sell,  assign,  exchange,  encumber,  or  otherwise  dispose  of the
Partnership's assets, including the Subsidiary Company Membership Interest and the capital stock of SV.
Section 2.3       Representations and Warranties.
         (a)      TRG LLC hereby represents and warrants to TSA and ATSA as follows:
                  (i)      TRG LLC is a Delaware limited liability  company,  duly formed,  validly existing and in good standing under the laws of the State of Delaware.
                  (ii)     This Agreement has been duly authorized,  validly executed,  and constitutes the binding obligation of and is  enforceable  against TRG LLC in accordance  with its terms.  TRG LLC has full power, authority,  and capacity to enter into this  Agreement  and to carry out its  obligations  as described in this Agreement.
                  (iii)    No litigation or proceedings,  including,  without limitation  arbitration  proceedings, are  pending  or, to the best  knowledge  of TRG LLC,  threatened  against  TRG LLC  which,  if  adversely determined,  could  individually  or in the aggregate have an adverse effect on the  consummation  and the performance of this Agreement by TRG LLC.

                                                         12

                  (iv)     TRG LLC is not a "foreign  person" within the meaning of the Foreign  Investment in Real
         Property Tax Act of 1980, as amended.
                  (v)      TRG LLC is wholly owned by TRG.
         (b)      TSA hereby represents and warrants to TRG LLC as follows:
                  (i)      TSA is a  Michigan  limited  partnership,  duly  formed,  validly  existing  and in good standing under the laws of the State of Michigan.
                  (ii)     This Agreement has been duly authorized,  validly executed,  and constitutes the binding obligation  of and is  enforceable  against  TSA in  accordance  with  its  terms.  TSA  has  full  power, authority,  and capacity to enter into this  Agreement,  and to carry out its  obligations as described in this Agreement.
                  (iii)    No litigation or proceedings,  including,  without limitation  arbitration  proceedings, are pending or, to the best knowledge of TSA,  threatened  against TSA or any of its Affiliates  which, if adversely  determined,  could  individually or in the aggregate have an adverse effect on the consummation and the performance of this Agreement by TSA.
                  (iv)     TSA is not a "foreign  person"  within the  meaning of the  Foreign  Investment  in Real
         Property Tax Act of 1980, as amended.
                  (v)      The sole  partners of TSA are A.T.  Associates,  Inc., as general  partner,  and the AAT
         Trust, as limited partner.
         (c)      ATSA hereby represents and warrants to TRG LLC as follows:
                  (i)      ATSA is a Michigan  limited  partnership,  duly  formed,  validly  existing  and in good standing under the laws of the State of Michigan.
                  (ii)     This Agreement has been duly authorized,  validly executed,  and constitutes the binding obligation  of and is  enforceable  against  ATSA in  accordance  with its  terms.  ATSA  has full  power, authority,  and capacity to enter into this  Agreement  and to carry out its  obligations  as described in this Agreement.

                                                         13

                  (iii)    No litigation or proceedings,  including,  without limitation  arbitration  proceedings, are pending or, to the best knowledge of ATSA,  threatened  against ATSA or any of its  Affiliates  which, if  adversely  determined,  could  individually  or in  the  aggregate  have  an  adverse  effect  on  the consummation and the performance of this Agreement by ATSA.
                  (iv)     ATSA is not a "foreign  person"  within the  meaning of the Foreign  Investment  in Real
         Property Tax Act of 1980, as amended.
                  (v)      The sole  partners  of ATSA are  Taubman  SunValley  Associates,  I,  Inc.,  as  general partner, and the AAT Trust, as limited partner.
         (d)      The  representations  and  warranties  in this Section 2.3 shall  survive the  formation  and the termination of the Partnership.
Section 2.4       Authority and Liability of Partners.
                  Except as otherwise  provided in this Agreement,  no Partner shall have any authority to act for, bind,  commit,  or assume any obligation or  responsibility  on behalf of the Partnership,  its properties,  or the other  Partners.  No Partner,  in its capacity as a Partner under this  Agreement,  shall be  responsible or liable for any  indebtedness or obligation of the other  Partners,  nor shall the Partnership be responsible or liable for any  indebtedness or obligation of any Partner,  incurred either before or after the execution and delivery of this
Agreement  by such  Partner,  except  as to  those  responsibilities,  liabilities,  indebtedness,  or  obligations incurred pursuant to and as limited by the terms of the Original Partnership Agreement and this Agreement.

                                                   ARTICLE III.
                                     PARTNERS' INITIAL CAPITAL CONTRIBUTIONS;
                                  ADDITIONAL FUNDS; FINANCING; CAPITAL ACCOUNTS;
                                    PARTNERSHIP INTEREST; PERCENTAGE INTERESTS.

Section 3.1       Partners' Initial Capital Contributions.
                  As of the date hereof, the Partners (or their  predecessors-in-interest)  have contributed to the capital of the  Partnership as set forth on the books and records of the

                                                         14

Partnership.  As of the date hereof, the Capital Account balances of the Partners are as set forth on the books and records of the Partnership.
Section 3.2       Additional Funds; Anticipated Financing.
         (a)      In order to carry on the business of the  Partnership,  the Partners  acknowledge  that funds may be required in addition to the capital  contributions  reflected in Section 3.1 hereof.  All such additional  funds will be obtained  as provided in this Section 3.2.
         (b)      It is the intent of the Partners to obtain,  and the Managing  Partner shall use its Best Efforts to obtain,  all funds  required  to pay for costs,  expenses,  and fees  contained  in an  approved  Annual  Budget
("Required  Funds")  from the  proceeds  of loans from Third  Parties,  pursuant  to such  terms,  provisions,  and conditions  and in such  manner  (including  the  engagement  of  brokers  and/or  investment  bankers to assist in providing  such  financing) as the Managing  Partner  shall  determine.  The Managing  Partner shall seek to obtain
Partnership  financing on a basis which is without  recourse to the  Partners.  Such  financing may be secured by a mortgage or mortgages on all or any portion of the  Property  and/or the  Partnership's  interest  therein.  In the event that a Partner or its  Affiliate  (a  "Guarantor")  is  required to make any  payment  under any  guaranty or indemnity  executed by such Guarantor in connection  with any  Partnership  financing,  then in such event,  (i) if each Partner in the Partnership,  or its Affiliate,  is a Guarantor and if such payments are made by all Guarantors and are in the same ratio as the  respective  Percentage  Interests of their  affiliated  Partners,  such  payments shall be treated as  additional  capital  contributions  by the Partners and shall be credited to their  respective
Capital  Accounts,  and (ii) if any Partner,  or its Affiliate,  who is a Guarantor makes a payment that is greater than its pro rata share of the aggregate  amount of the total  payments made by all Partners (or their  Affiliates)
under,  or in respect of, such  guaranty  or  indemnity  based upon its (or its  affiliated  Partner's)  Percentage
Interest  (the  Partner(s)  affiliated  with such  paying  Guarantor  being  referred  to  herein  as the  "Excess
Partner(s)",  and the amount of the disproportionate  payment, the "Excess  Payment(s)");  and within ten (10) Days after receipt of notice from the Excess  Partner(s),  the Partner (or its  Affiliate)  that has made a payment that is less than  (including

                                                         15

making no payment at all) such  Partner's  pro rata share of such total  payment based on its  Percentage  Interest
(the  "Deficit  Partner(s)")  has not paid the Excess  Partner(s)  an amount (up to  each  Deficit  Partner's  pro rata share)  equal to the Excess  Payment(s),  the  Excess  Payments(s)  shall  be  treated as  additional  capital contributions by the Excess Partner(s) and shall be credited  to  its(their)  Capital  Account(s), and  the  Excess
Partner(s),  as its(their) sole remedy,  shall have the right to dilute  the Percentage  Interest of  the   Deficit
Partner(s)  in  accordance  with  Section  3.2(e) hereof.  If a Deficit  Partner(s)  pays the Excess Partner(s)  an amount equal to the Excess  Payment(s)  within the  prescribed  ten (10) Day period,  then the total payments  made by the  Excess  Partner(s)  under the guaranty  or indemnity (excluding  an  amount equal to the reimbursed  Excess
Payment(s)),  and the total  payments  made by the Deficit  Partner(s) under such  guaranty or indemnity as well as any Excess Payment(s) made by the Deficit Partner to the Excess Partner(s), shall be treated as additional  capital contributions  by the paying  Partners and shall be credited to their  respective  Capital Accounts.  Each  Partner hereby  waives any and all rights it may have  against  the  Partnership  to recover  any payment(s) made  by  such
Partner (or its Affiliate) as a Guarantor.
         (c)      To the extent  Required  Funds are not available from Third Parties as provided in Section 3.2(b)
hereof,  the Managing  Partner may elect to contribute  the Required Funds to the capital of the  Partnership.  All funds ("TRG Excess  Contributions")  contributed to the capital of the Partnership by the Managing Partner pursuant to this  Section  3.2(c) shall bear the Return from and after the date of  contribution  to the  Partnership  until distributed in full to the Managing Partner pursuant to this Agreement.
         (d)      To the extent  Required  Funds are not available from Third Parties as provided in Section 3.2(b)
hereof,  and the Managing  Partner elects not to contribute  the Required  Funds to the capital of the  Partnership pursuant to Section  3.2(c) hereof,  upon the request of the Managing  Partner,  the Partners shall  contribute all such Required  Funds to the capital of the  Partnership  in proportion to their  respective  Percentage  Interests.
The Managing  Partner  shall make any such request by written  notice (a  "Contribution  Notice") to the  Partners, identifying  the amount of the

                                                         16

Required Funds,  each Partner's  share of the Required Funds,  and the date on which the  Required  Funds are to be contributed,  which date shall be not less than  thirty (30) Days after the date of the Contribution Notice.
         (e)      In the  event  that  any  Partner  (a  "Defaulting  Partner")  fails  to  contribute  timely  its proportionate  share,  determined in accordance  with its  Percentage  Interest,  of any Required Funds pursuant to
Section  3.2(d)  hereof or  reimburse  timely an Excess  Partner  pursuant  to  Section  3.2(b)  hereof,  the other
Partner(s),  or any one of them (the  "Non-Defaulting  Partner(s)") may give the Defaulting  Partner written notice of such  default.  The  Defaulting  Partner  shall then have ten (10) Business Days after receipt of such notice to cure its default.  If the  Defaulting  Partner fails to cure its default  within such ten (10) Business Day period, such default shall constitute an event of default whereupon the Non-Defaulting  Partner(s),  or any one of them, as its(their)  sole and exclusive  remedy,  may reduce the Defaulting  Partner's  Percentage  Interest to a percentage equal to the ratio  (expressed as a percentage)  that the Defaulting  Partner's total  contributions to the capital of the Partnership  (excluding TRG Excess  Contributions,  if any) bears to the total contributions of all Partners to the capital of the  Partnership  (excluding  TRG Excess  Contributions,  if any). The amount of the reduction of the  Defaulting  Partner's  Percentage  Interest shall be added to the  Percentage  Interest of the  Non-Defaulting
Partner(s),  and the  adjustments  shall become  effective  as of the last Day of the ten (10)  Business Day period referred to above.
                  Notwithstanding  anything  set  forth  in  this  Agreement  to the  contrary,  if the  Percentage
Interest of TRG LLC or Taubman (it being  understood that the Percentage  Interests of the members of Taubman shall be aggregated for this purpose) falls below  twenty-five  percent (25%),  TRG LLC or Taubman,  as applicable,  will lose its consent rights with respect to Partnership decisions.
         (f)      The  provisions  of this Section 3.2 are intended to serve only for the benefit of the  Partners, inter se, and no Third Party shall have any right  whatsoever to benefit from the  provisions  hereof.  None of the provisions of this Agreement  shall be construed as existing for the

                                                         17

benefit of any creditor of the  Partnership or of any creditor of any of the Partners,  and none of such provisions shall be enforceable by any Person who is not a Partner.
Section 3.3       No Interest on Capital Contributions or Capital Accounts.
                  Except as provided for in this  Agreement  with respect to the Return,  no Partner  shall receive any  interest or return in the nature of interest on its  contributions  to the capital of the  Partnership,  or on the positive balance, if any, in its Capital Account.
Section 3.4       Capital Accounts.
         (a)      The Partnership shall establish and maintain a separate capital account  ("Capital  Account") for each Partner,  including a substituted  partner,  who shall pursuant to the provisions hereof acquire a Partnership
Interest, which Capital Account shall be:
                  (1)      credited  with the amount of cash and the then  current  Book Value (net of  liabilities secured by such  contributed  property  that the  Partnership  assumes or takes  subject  to) of any other property  contributed  by such  Partner to the capital of the  Partnership,  such  Partner's  distributive share of Profits,  any items in the nature of income or gain that are specially  allocated to such Partner pursuant to Section 4.1 hereof, and the amount of any Partnership  liabilities  assumed by such Partner or which are secured by any property distributed to such Partner; and
                  (2)      debited  with the amount of cash and the then  current  Book  Value (net of  liabilities secured by such  distributed  property that such Partner  assumes or takes subject to) of any  Partnership property  distributed  to such  Partner  pursuant  to any  provision  of this  Agreement,  such  Partner's distributive  share of Losses,  items in the nature of expense  or loss that are  specially  allocated  to such Partner  pursuant to Section 4.1 hereof,  and the amount of any  liabilities of such Partner  assumed by the Partnership or which are secured by any property contributed by such Partner to the Partnership.
                  In the event  that a  Partner's  Partnership  Interest  or a portion  thereof is  transferred  in accordance  with the  provisions of this  Agreement,  the  transferee  shall succeed to the Capital

                                                         18

Account of the transferor to  the extent  that  it relates  to  the  Partnership  Interest or  portion  thereof  so transferred.
                  In the event that the Book  Values of  Partnership  assets are  adjusted  as  described  below in
Section  3.4(b)  hereof,  the Capital  Accounts of all  Partners  shall be adjusted  simultaneously  to reflect the aggregate net  adjustments as if the  Partnership  recognized gain or loss for federal income tax purposes equal to the amount of such aggregate net adjustment.
                  The foregoing  provisions and the other provisions of this Agreement  relating to the maintenance of Capital  Accounts are intended to comply with Section  1.704-1(b) of the  Regulations,  and shall be interpreted and applied as provided in the  Regulations.  In the event that the Managing  Partner  reasonably  determines  that the manner in which the Capital  Accounts,  or any debits or credits thereto,  are maintained or computed under the
Regulations  should be further  reflected in an amendment  hereto,  the  Partners  shall enter into an  appropriate amendment to this Agreement.
         (b)      For the purpose of this Agreement,  the term "Book Value" means,  with respect to any asset, such asset's adjusted basis for federal income tax purposes, except:
                  (1)      the initial Book Value of any asset  contributed by a Partner to the  Partnership  shall be the gross fair market value of such asset;
                  (2)      the  Book  Value  of all  Partnership  assets  may be  adjusted,  as  determined  by the
         Managing  Partner to be  necessary  or  appropriate  to reflect the  relative  economic  interests  of the
         Partners,  to equal  their  respective  gross  fair  market  values  as of the  following  times:  (i) the acquisition  from the  Partnership,  in exchange  for more than a de minimis  capital  contribution,  of a
         Partnership  Interest by an  additional  partner or of an additional  Partnership  Interest by an existing
         Partner;  (ii) the  distribution  by the  Partnership  to a Partner  of more than a de  minimis  amount of
         Partnership  property  (including  money) as consideration  for an interest in the Partnership;  and (iii)
         the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

                                                         19

                  (3)      if the Book Value of an asset has been  determined  or  adjusted  as provided in Section
         3.4(b)(1)  or  3.4(b)(2)  hereof,  the Book  Value of such  asset  shall  thereafter  be  adjusted  by the
         Depreciation  taken into account with respect to such asset for purposes of computing  Profits and Losses;
         and
                  (4)      the Book Value of any  Partnership  asset  distributed to any Partner shall be the gross fair market value of such asset on the date of distribution.
         (c)      In the event that any  provision  of this  Article III  requires  the  determination  of the fair market value of any asset,  such fair market value shall be as  determined  by the Partners  provided that (i) such value  is  reasonably  agreed  to by the  Partners  in  arm's-length  negotiations,  and  (ii)  the  Partners  have sufficiently  adverse  interests as provided in  Regulations  Section  1.704-1(b)(2)(iv)(h).  In the event that the requirements  of clauses  (i) and (ii) of this  Section  3.4(c) are not met,  then the fair  market  value shall be determined by an appraiser  selected by the Managing  Partner,  and the cost of such appraisal  shall be an expense of the Partnership.
         (d)      Except as otherwise  provided in this Agreement,  no Partner shall (i) have the right to withdraw any part of its  Capital  Account or to demand or  receive  the return of its  capital  contributions,  or any part thereof,  or to receive any  distributions  from the Partnership,  (ii) be entitled to make, or have any obligation to make, any contribution to the capital of, or any loan to, the  Partnership,  or (iii) have any liability for the return of any other Partner's Capital Account or contributions to the capital of the Partnership.
Section 3.5       Partnership Interest; Percentage Interests.
         (a)      For the purpose of this  Agreement,  the term  "Partnership  Interest"  means,  with respect to a
Partner,  such  Partner's  right to the  allocations  (and each item  thereof)  specified in Section 4.1 hereof and distributions  from the  Partnership,  and all other  rights and  obligations  of such  Partner as provided in this
Agreement.
         (b)      For the purpose of this Agreement,  the term "Percentage  Interest"  means,  with respect to each
Partner,  the  percentage  set forth  opposite  its name,  as the same may be adjusted  pursuant to Section  3.2(e)
hereof:

                                                         20

                                                                                   Percentage
                                 Partner                                            Interest
                                 -------                                            --------

                                 TRG LLC                                            50.000%
                                   TSA                                              23.333%
                                  ATSA                                              26.667%

                                                    ARTICLE IV.
                                  ALLOCATIONS; PROFITS AND LOSSES; DISTRIBUTIONS;
                                   BANK ACCOUNTS; BOOKS OF ACCOUNT; TAX RETURNS;
                                              PARTNERSHIP FISCAL YEAR.

Section 4.1       Allocations.
         (a)      For the purpose of this  Agreement,  the terms  "Profits" and "Losses"  mean,  respectively,  for each fiscal year of the  Partnership  or other period,  the  Partnership's  taxable  income or loss for such fiscal year or other  period,  determined in accordance  with Section  703(a) of the Code (for this purpose,  all items of income,  gain, loss, or deduction required to be stated separately  pursuant to Section 703(a)(1) of the Code shall be included in taxable income or loss), adjusted as follows:
                  (1)      any income of the  Partnership  that is exempt from federal income tax and not otherwise taken into account in computing  Profits or Losses  pursuant to this Section 4.1(a) shall be added to such taxable income or loss;
                  (2)      in lieu of the  depreciation,  amortization,  and other cost recovery  deductions  taken into account in  computing  such taxable  income or loss,  there shall be taken into account  Depreciation for such fiscal year or other period;
                  (3)      any items that are specially  allocated  pursuant to Sections 4.1(d) hereof shall not be taken into account in computing Profits or Losses.
         (b)      After giving effect to the special  allocations set forth in Section 4.1(d) hereof,  Profits (and each item thereof) for each Fiscal Year of the Partnership shall be allocated as follows:

                                                         21

                  (i)      First, to the Partners until the aggregate  amount of Profits  allocated to the Partners
         (or their  respective  predecessors-in-interest)  pursuant to this Section  4.1(b)(i)  (and Section 4.1 of the  Original  Partnership  Agreement)  for such  Fiscal Year and all prior  Fiscal  Years is equal to the aggregate  amount of Losses  allocated  to the  Partners  (or their  respective  predecessors-in-interest)
         pursuant to Section  4.1(c)(iii)  hereof (and Section 4.1 of the Original  Partnership  Agreement) for all
         prior Fiscal Years (in proportion to such amounts);
                  (ii)     Second,  to the  Partners  in  accordance  with the ratio in which any  Losses for prior
         Fiscal  Years were  allocated  pursuant  to Section  4.1(c)(ii)  hereof (and  Section 4.1 of the  Original
         Partnership  Agreement),  until the  aggregate  amount  of  Profits  allocated  pursuant  to this  Section
         4.1(b)(ii)  (and Section 4.1 of the  Original  Partnership  Agreement)  for such Fiscal Year and all prior
         Fiscal Years is equal to the aggregate amount of Losses allocated  pursuant to Section  4.1(c)(ii)  hereof
         (and Section 4.1 of the Original Partnership Agreement) for all prior Fiscal Years;
                  (iii)    Thereafter, to the Partners in accordance with their respective Percentage Interests.
         (c)      After giving effect to the special  allocations  set forth in Section 4.1(d) hereof,  Losses (and each item thereof) for each Fiscal Year of the Partnership shall be allocated as follows:
                  (i)      First, to the Partners until the aggregate amount of Losses  allocated  pursuant to this
         Section  4.1(c)(i)  (and Section 4.1 of the Original  Partnership  Agreement) for such Fiscal Year and all prior  Fiscal  Years is equal to the  aggregate  amount of Profits  allocated  to the  Partners  (or their respective  predecessors-in-interest)  pursuant  to Section  4.1(b)(iii)  hereof  (and  Section 4.1 of the
         Original Partnership Agreement) for all prior Fiscal Years (in proportion to such amounts);
                  (ii)     Second,  to those Partners with positive  Capital  Account  balances  (determined by (1)
         taking into account the  adjustments,  allocations  and  distributions

                                                         22

         described  in   Regulations  Section  1.704-1(b)(2)(ii)(d)(4),  (5)  and  (6),  and  (2)  adding  to  such balances  each  Partner's  share  of Partnership  Minimum Gain and Partner Nonrecourse Debt Minimum Gain),
         in proportion to, and to the extent of, such positive Capital Account balances; and
                  (iii)    Thereafter, to the Partners in accordance with their respective Percentage Interests.
         (d)      The following special allocations shall be made solely for federal income tax purposes.
                  (1)      Qualified  Income  Offset.   In  the  event  any  Partner   unexpectedly   receives  any
adjustments,  allocations  or  distributions  described  in  Sections  1.704-1(b)(2)(ii)(d)(4),  (5)  or (6) of the
Regulations,  items of  Partnership  income and gain shall be specially  allocated to such Partner in an amount and manner  sufficient to eliminate,  to the extent  required by the  Regulations,  the Capital  Account deficit of the
Partner as quickly as possible,  provided that an allocation  pursuant to this Section 4.1(d)(1) shall be made only if and to the extent that the Partner would have a Capital  Account  deficit after all other  allocations  provided for in this Section 4.1 have been tentatively made as if this Section 4.1(d)(1) were not in the Agreement.
                  (2)      Minimum  Gain  Chargeback.  If, for any Fiscal Year of the  Partnership,  there is a net decrease in Partnership Minimum Gain (as that term is defined in Regulations Section  1.704-2(b)(2)),  each Partner who has previously been allocated any nonrecourse  deductions or received  distributions  of proceeds  attributable to any  nonrecourse  borrowing of the Partnership in any Fiscal Year of the  Partnership,  shall be allocated items of  Partnership  income and gain for the Fiscal Year in which there is a net decrease in  Partnership  Minimum Gain in proportion to such prior  allocations  equal to that Partner's share of the net decrease in Partnership  Minimum
Gain  consistently  with the  requirements of Regulations  Section 1.704-2.  The items to be allocated  pursuant to this Section 4.1(d)(2) shall be determined in accordance with Regulations Section 1.704-2(f) and (j).

                                                         23

                  (3)      Partner  Minimum Gain  Chargeback.  In the event that there is a net decrease in Minimum
Gain  attributable to a Partner  Nonrecourse  Debt as defined in Regulations  Section  1.704-2(b)(4)  (such Minimum
Gain being  hereinafter  referred to as "Partner  Nonrecourse  Debt Minimum  Gain") for a Partnership  Fiscal Year,
then after taking into account  allocations  pursuant to Section 4.1(d)(2) hereof, but before any other allocations are made for such  Partnership  Fiscal  Year,  and  subject  to the  exceptions  set forth in  Regulations  Section
1.704-2(i)(4),  each  Partner  with a share of Partner  Nonrecourse  Debt  Minimum  Gain at the  beginning  of such
Partnership  Fiscal Year shall be  allocated  items of income and gain for such  Partnership  Fiscal Year (and,  if necessary,  for subsequent  Partnership  Fiscal Years) equal to such Partner's share of the net decrease in Partner
Nonrecourse  Debt Minimum Gain as determined in a manner  consistent  with the  provisions of  Regulations  Section
1.704-2(g)(2).  The items to be allocated  pursuant to this Section  4.1(d)(3)  shall be  determined  in accordance with Regulations Section 1.704-2(i)(4) and (j).
                  (4)      Excess  Nonrecourse  Liabilities.  For the purpose of determining  each Partner's  share of excess  nonrecourse  liabilities of the  Partnership,  and solely for such purpose,  each Partner's  interest in
Partnership  profits shall be reasonably  determined by the Managing  Partner in accordance  with Internal  Revenue
Service authority interpreting Regulations Section 1.752-3(a)(3).
                  (5)      Limitation on  Deductions.  No Partner  shall  receive an allocation of any  Partnership deduction  or Loss that would cause the total  allocations  of Loss or items  thereof to such Partner to exceed the amount of its Capital  Account  balance  increased by its share of Partnership  Minimum Gain,  Partner  Nonrecourse
Debt Minimum Gain,  and any other amount a Partner is  unconditionally  obligated to restore on  liquidation of the
Partnership.
                  (6)      Curative  Allocations.  The allocations set forth in Sections 4.1(d)(1),  (2), (3), (4), and  (5)  hereof  (the  "Regulatory  Allocations")  are  intended  to  comply  with  certain  requirements  of  the
Regulations.  It is the intent of the Partners that, to the extent possible,  all Regulatory  Allocations  shall be offset either with other Regulatory  Allocations or with special

                                                         24

allocations of other items of Partnership income, gain,  loss or  deduction  pursuant to  this  Section  4.1(d)(6).
Therefore,  notwithstanding  any other provision of this Section  4.1(d) (other than the  Regulatory  Allocations), the Managing  Partner  shall make  such  offsetting  special  allocations  of  Partnership  income,  gain,  loss or
deduction  in  whatever  manner it  determines  to be  reasonably  appropriate  so  that,  after  such   offsetting
allocations  are made,  each Partner's  Capital  Account balance is, to the extent  possible,  equal to the Capital
Account  balance such  Partner  would have had if the Regulatory  Allocations  were not part of the  Agreement  and all  Partnership  items were  allocated  pursuant  to Sections 4.1(b) and 4.1(c) hereof.
                  (7)      Code Section  704(c).  In  accordance  with  Sections  704(b) and 704(c) of the Code and the  Regulations  thereunder,  income,  gain,  loss, and deduction with respect to any property  contributed to the capital of the  Partnership  shall,  solely for federal income tax purposes,  be allocated among the Partners so as to take  account of any  variation  between the  adjusted  basis of such  property to the  Partnership  for federal income tax purposes  and the initial Book Value of such  property.  If the Book Value of any  Partnership  property is adjusted  pursuant to Section 3.4(b) hereof,  subsequent  allocations of income,  gain, loss, and deduction with respect to such asset shall take  account of any  variation  between the  adjusted  basis of such asset for federal income tax purposes and the Book Value of such asset in the manner  prescribed  under Sections 704(b) and 704(c) of the Code and the Regulations thereunder.
                  (8)      Section  754  Adjustments.   In  the  event  of  a  sale  or  exchange  of  a  Partner's
Partnership  Interest or a portion  thereof or upon the death of a Partner,  if the Partnership has not theretofore elected,  pursuant to Section 754 of the Code, to adjust the basis of Partnership  property,  the Managing  Partner shall cause the  Partnership to elect,  if the Person  acquiring such  Partnership  Interest or portion  thereof so requests,  pursuant  to  Section  754 of the  Code,  to adjust  the basis of  Partnership  property.  The  Partners acknowledge  that the Managing  Partner shall cause the  Partnership  to make the foregoing  election in connection with the  transfer by GEPTS of its  Partnership  Interest to TRG LLC. In addition,  in the event of a  distribution referred to in Section 734(b) of the Code, if the  Partnership has not theretofore

                                                         25

elected,  the Managing  Partner may, in the exercise of its  discretion,  cause the  Partnership to elect, pursuant to Section 754 of the Code, to adjust the basis of Partnership  property. Except as provided in Regulations Section
1.704-1(b)(2)(iv)(m),  such adjustment  shall not be reflected in the  Partners'  Capital  Accounts  and  shall  be effective solely for federal and (if applicable)  state and local income tax purposes.  Each Partner hereby  agrees to provide the  Partnership  with all information necessary to give effect to such election.
                  (9)      Miscellaneous.  Except as provided in  Sections  4.1(d)(7)  and  4.1(d)(8)  hereof,  for federal income tax purposes,  each item of income,  gain,  loss, or deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income,  gain, loss, or deduction has been allocated  pursuant to Sections 4.1(b), (c), and (d) hereof.
                  (10)     Gross Income  Allocation.  For each Fiscal Year of the  Partnership,  Gross Income shall be  allocated  (prior to any  allocations  pursuant to Sections  4.1(b) and 4.1(c)  hereof,  but after  taking into effect the special  allocations  in Section  4.1(d)(1)-(9))  to TRG LLC to the extent of the Return  distributed to
TRG LLC pursuant to Section  4.2(a)(i)  hereof for the current Fiscal Year of the Partnership and  distributable to
TRG LLC  pursuant to Section  8.1(a)(5)  hereof if such Fiscal Year is the year in which the  Partnership  is to be liquidated.  In addition,  to the extent that the  cumulative  amount of the Return  distributed to TRG LLC for all prior Fiscal Years of the Partnership  exceeds the cumulative  amount of Gross Income allocated to TRG LLC pursuant to this Section  4.1(d)(10),  then in the current  Fiscal  Year,  Gross Income shall be allocated to TRG LLC to the extent of the  cumulative  amount of the Return  distributed  to TRG LLC as to which TRG LLC did not receive  Gross
Income allocations pursuant to this Section 4.1(d)(10).
Section 4.2       Distributions of Available Cash.
         (a)      Subject  to the  provisions  of  Sections  4.2(b)  and  8.1(a)  hereof,  Available  Cash shall be distributed, as and when the Managing Partner shall determine, but not less frequently than quarterly, as follows:

                                                         26

                  (i)      to TRG LLC in an  amount  equal  to its  accrued  but  undistributed  Return  on the TRG
         Excess Contributions; and then
                  (ii)     to TRG LLC in an  amount  equal  to the  TRG  Excess  Contributions  to the  extent  not previously distributed to TRG LLC pursuant to this clause (ii); and then
                  (iii)    to the Partners in accordance with their respective Percentage Interests.
         (b)      Immediately  after repayment in full of the Mezzanine Loan, or sooner if the Partnership  obtains
the  lender's  consent,  the  following  provisions  shall  apply:   Notwithstanding   Section  4.2(a)  hereof  and
irrespective  of the order of priorities  therein set forth and subject to the provisions of Section 8.1(a) hereof, to the extent that for any Fiscal Year of the  Partnership  while all or any portion of TRG's Excess  Contributions remain  outstanding,  TSA or ATSA  receives an  allocation  of net taxable  income from the  Partnership  without a concomitant  distribution  of Available  Cash (taking into account the cumulative  distributions  of Available Cash previously  made to such Partner  pursuant to the  provisions  of Section  4.2(a)(iii)  hereof,  and by taking into account on a cumulative  basis any losses (of the same  character) of the Partnership for prior Fiscal Years of the
Partnership),  the  Partnership  shall,  within  ninety  (90)  Days  after  the end of  such  Fiscal  Year,  make a distribution of Available Cash to TSA and/or ATSA, in proportion to their  respective  Percentage  Interests,  such that such  Partners are  distributed  an amount equal to the combined  federal and state tax liability of each such
Partner  determined by multiplying the  Partnership's  taxable income by the highest  marginal federal and State of
Michigan  income  tax  rates  applicable  to  individuals  in  effect  for such  Fiscal  Year.  The  amount  of any distribution  pursuant  to this  Section  4.2(b)  shall be  credited,  on a  cumulative  basis,  against  any other distributions  of  Available  Cash to be made to such Partner  pursuant to Section  4.2(a)(1)(iii)  and/or  Section
8.1(a)(7) hereof.
Section 4.3       Bank Accounts.
                  One or more  accounts in the name of the  Partnership  shall be  maintained in such bank or banks as the  Managing  Partner  may from  time to time  select.  Any  checks  of the

                                                         27

Partnership  may be  signed by any Person(s) designated, from time to time, by the Managing Partner.
Section 4.4       Books of Account and Reports.
         (a)      The  Partnership  shall  maintain  at its  principal  office  and in  accordance  with  generally accepted  accounting  principles,  complete and accurate books of account and records of its operations showing the assets,  liabilities,  costs, expenditures,  receipts, profits, and losses of the Partnership and of SunValley LLC, and which shall include  provision for separate  Capital Accounts for the Partners and shall provide for such other matters and information as a Partner shall reasonably  request,  together with copies of all documents  executed on behalf of the  Partnership.  Each  Partner and its  representatives,  duly  authorized  in writing,  shall have the right to inspect and examine,  at all reasonable times, at the principal office of the Partnership,  all such books of account, records, and documents.
         (b)      The Managing  Partner shall  deliver,  or cause to be  delivered,  to the  Non-Managing  Partners within  ninety  (90) Days  after the end of each  Fiscal  Year of the  Partnership,  audited  financial  statements prepared in accordance with generally accepted accounting principles.
         (c)      The Managing  Partner shall  deliver,  or cause to be  delivered,  to the  Non-Managing  Partners within  forty-five (45) Days after the end of each calendar quarter,  unaudited  financial  statements  prepared in accordance  with  accounting  principles  consistently  applied  on an  historical  basis and with such  additional details  reasonably  requested  by the  Non-Managing  Partners  to  convert  such  financial  statements  into ones consistent with generally accepted accounting principles.
         (d)      The Managing Partner shall also prepare,  or cause to be prepared,  on behalf of the Partnership, such  financial  statements,  reports,  and other  information  as may be required by any Third Party lender of the
Partnership.
         (e)      The cost of all  reporting  provided for or  authorized  in this Section 4.4 shall be paid by the
Partnership.  Any Partner may, at any time, and at its sole expense,  cause an audit of the Partnership's  books to be made by a certified public accountant of such Partner's own selection.

                                                         28

Section 4.5       Tax Returns.
                  The initial  accountant for the Partnership  (the  "Accountant")  shall be Deloitte & Touche LLP.
The Accountant  shall annually  audit the  Partnership's  books and records and prepare all applicable tax returns, including  any  schedules or  additional  information  reasonably  required by any Partner in order to file its tax returns,  all of the  foregoing  at the  expense  of the  Partnership.  The  Managing  Partner  shall  provide  the
Accountant  such  information  as is  reasonably  necessary  to permit the  Accountant  to prepare such tax returns within  ninety (90) Days after the end of each Fiscal  Year of the  Partnership,  and the  Managing  Partner  shall timely file such tax returns, subject to its right to file an extension.
Section 4.6       Partnership Fiscal Year.
                  The Partnership's fiscal and taxable year shall be the calendar year.

                                                    ARTICLE V.
                                                    MANAGEMENT;
                                          EXECUTION OF LEGAL INSTRUMENTS;
                                                  OTHER VENTURES.

Section 5.1       Management; Authority of the Managing Partner; Limitations on Authority.
         (a)      Except as otherwise  provided herein regarding Major Decisions,  the Partnership shall be managed solely and  exclusively  by the managing  Partner (the  "Managing  Partner").  TRG LLC is hereby  designated as the
Managing  Partner.  The Managing  Partner  shall use its Best Efforts to carry out the purposes of the  Partnership and shall have, in respect of its management of the  Partnership,  all of the powers of the  Partnership  and shall devote such time and  attention to the  Partnership  as is reasonably  necessary  for the proper  management of the
Partnership and its properties;  it being  acknowledged  however that the Managing Partner shall not be required to devote its time  exclusively to the operation of the  Partnership.  Except as otherwise  provided herein  regarding
Major  Decisions,  all  actions,  decisions,  determinations,  designations,  directions,  appointments,  consents, approvals,  selections,  and the like, to be taken, made, or given by and/or with respect to the Partnership and/or
SunValley LLC, their respective  businesses and properties as well as management of all Partnership affairs,  shall in each and  every  case be made  by,  and

                                                         29

only  by,  the  Managing  Partner,  and all  such  actions,  decisions, determinations,  designations,  directions, appointments,  consents, approvals,  selections, and the like shall be controlling and binding upon the Partnership and the Partners.
                  Accordingly,  the Managing  Partner shall have the exclusive  right,  power,  and  authority,  on behalf of the Partnership,  subject only to the limitations set forth in this Agreement,  including  Section 5.1(c)
hereof,  and subject to carrying out the purposes of the Partnership,  to negotiate,  enter into,  perform,  amend, and take all actions in respect of any and all agreements,  instruments,  and documents;  to cause SunValley LLC to repair,  renovate,  rehabilitate,  and expand the Shopping  Center;  to acquire and cause SunValley LLC to acquire, assets of any nature;  to borrow and cause  SunValley  LLC to borrow money,  incur and repay debts and  liabilities and obligations, issue evidences of indebtedness,  and secure such indebtedness by granting mortgage(s),  liens, or charges  upon any property of the  Partnership  or of SunValley  LLC; to cause the Managing  Partner,  in the event that it decides to contribute  Required Funds to the capital of the Partnership  pursuant to Section 3.2(c) hereof, to receive  the Return  thereon;  to cause  SunValley  LLC to operate,  maintain,  manage,  and lease the  Shopping
Center;  to cause SunValley LLC to enter into leases,  subleases,  and similar  related and ancillary  documents in respect of the Shopping  Center;  to retain Third Parties on behalf of the  Partnership  and on behalf of SunValley
LLC, including,  without limitation,  architects,  engineers,  auditors,  attorneys,  consultants,  and brokers; to maintain and cause  SunValley LLC to maintain,  insurance;  to obtain,  through  contract or  otherwise,  goods and services;  and to  perform  all acts that a  Partner  may  legally  do  pursuant  to the  Partnership  Law that are consistent with the terms of this Agreement.
         (b)      The Managing  Partner shall consult with and inform the  Non-Managing  Partners from time to time as shall be reasonably  requested by the Non-Managing  Partners.  The Non-Managing  Partners shall have no right or authority to act on behalf of or bind the  Partnership  in any manner  except as may  otherwise be agreed to by the
Managing Partner in writing.

                                                         30

         (c)      Notwithstanding  Sections  5.1(a) and 5.1(b)  hereof,  without the prior  written  consent of the
Non-Managing  Partners,  the Managing  Partner shall not have the power to bind the  Partnership in connection with any of the following (each a "Major Decision"):
                  (i)      other than as  expressly  approved in an Annual  Budget and except  with  respect to any renovation  or expansion (x) required by law, (y) required by applicable  insurance  requirements,  or (c)
         made  pursuant to leases  entered into in the ordinary  course of business,  but in no event to exceed Two
         Hundred Fifty Thousand  Dollars  ($250,000) in the aggregate per annum, the decision to renovate or expand the Shopping Center;
                  (ii)     except for any financing to obtain  Required  Funds,  which financing does not require a guaranty  by TSA  and/or  ATSA  (and/or  any of  their  respective  Affiliates),  unless  such  guaranteed financing (and guaranty) had been  expressly  approved in the Annual Budget,  the financing or refinancing of the Shopping Center,  including the mortgaging or the placing or suffering of any other  encumbrance on the Shopping Center or any portion thereof or the guaranty of any such financing or refinancing;
                  (iii)    the sale or other  transfer of the  Partnership's  membership  interest in SunValley LLC or SunValley  LLC's  interest in the Property or the Shopping  Center (or any portion  thereof) other than in  accordance  with  Section  6.6  hereof  and other  than the  leasing  of the  Shopping  Center (or any portion(s) thereof) in the ordinary course of business;
                  (iv)     other than as provided in Section 1.5 hereof,  the  dissolution  and  liquidation of the
         Partnership or of SunValley LLC;
                  (v)      the  approval  of an Annual  Budget  for the  Partnership  and any  material  amendments thereto;
                  (vi)     other than in accordance  with Article 6 hereof,  the  admission of additional  Partners to the Partnership or members to SunValley LLC;

                                                         31

                  (vii)    the  selection  of the  manager of the  Shopping  Center  (except as provided in Section
         5.3(b) hereof  regarding TTC) or the removal of the manager of the Shopping Center  (including the removal of TTC);
                  (viii)   the  entering  into of contracts or  agreements  with any Partner or any  Affiliate of a
         Partner on behalf of the  Partnership or of SunValley LLC other than the Management and Leasing  Agreement or any  Renewal  Management  and Leasing  Agreement  as  provided  in Section  5.3(b)  hereof or any other contract or agreement  expressly  provided for and  authorized  in Section  5.3(b) hereof and the material amendment of any such contracts or agreements;
                  (ix)     the acquisition of any real property or interest  therein  including any interest in any
         Person owning real  property  other than the  Partnership's  interest in SunValley LLC or the expansion of the purposes of the Partnership beyond those specified in Section 2.1 hereof;
                  (x)      the making of any  investment  in, or any  advance to, any Person  other than  SunValley
         LLC;
                  (xi)     other than as to Required Funds  expressly  approved in an Annual  Budget,  the decision to call for capital from the Partners;
                  (xii)    the filing of any request or suit or the  entering  into of any  agreement  of extension requiring the consent of the Partners pursuant to Section 5.7 hereof;
                  (xiii)   the conduct of Partnership  operations in a manner  inconsistent  with the provisions of
         Section 5.8 hereof;
                  (xiv)    the confession of any judgment against the Partnership or SunValley LLC;
                  (xv)     the  execution  and  delivery  of any  assignment  for the benefit of  creditors  of the
         Partnership or of SunValley LLC;
                  (xvi)    the  filing  of  any  petition  seeking   reorganization,   readjustment,   arrangement,
         composition,  or similar  relief for the  Partnership  or for SunValley  LLC under the federal  bankruptcy laws or any similar law;

                                                         32

                  (xvii)   the  merger  or  other  business  combination  or  division  of  the  Partnership  or of
         SunValley LLC; and
                  (xviii)  the amendment of this Agreement.
         (d)      The  Managing  Partner  shall,  prior to  November  1st of each year,  prepare and present to the
Non-Managing  Partners,  an operating  budget for the  Partnership and SunValley LLC, which shall include a capital expenditure  budget (the "Annual  Budget") for the next Fiscal Year. The Annual Budget shall  identify,  in general terms,  the source of funding  for each item  contained  therein,  i.e.,  whether  capital  contributions  from the
Partners  or Third  Party  financing,  and the  proposed  material  terms  (including  whether  guaranties  will be required) of any such Third Party  financing.  The Partners  agree that the Annual  Budget must provide for amounts sufficient to maintain the Shopping  Center as a first-class  regional retail  shopping  center.  The Annual Budget shall be subject to the approval of the  Non-Managing  Partners.  If a  Non-Managing  Partner  objects to an Annual
Budget,  such Partner shall submit to the Managing  Partner,  no later than November 30, a writing setting forth in reasonable  detail the reasons for its objection.  If a  Non-Managing  Partner fails to timely submit the requisite written  objection,  the Annual Budget shall be deemed  approved by such  Non-Managing  Partner.  If a Non-Managing
Partner timely  submits its written  objection and the Partners are not able to agree by December 31st on an Annual
Budget for the ensuing  Fiscal  Year,  the last  approved  Annual  Budget  shall  remain in effect for such ensuing
Fiscal Year,  except that (i)  nonrecurring  items included in the previous  Annual Budget shall not be included in the carried  over Annual  Budget,  and (ii)  customary  and  reasonable  increases in  recurring  expenses,  in the
Managing  Partner's  reasonable  judgment,  will be permitted.  The Managing  Partner shall advise the Non-Managing
Partners on a timely basis of any material  deviations  from any budgets  delivered by the Managing  Partner to the
Non-Managing Partners as provided for above in this Section 5.1(d).
         (e)      TRG LLC shall serve as the Managing  Partner for the Partnership  unless and until its Percentage
Interest is reduced to less than  twenty-five  percent (25%),  or it has suffered a Disabling  Event or an Event of
Withdrawal.  In the event that TRG LLC's  Percentage  Interest is

                                                         33

reduced to less than  twenty-five  percent (25%), or it has  suffered a Disabling  Event or an Event of Withdrawal,
Taubman  (provided  that  Taubman's  Percentage Interest  has not been  reduced to less than  twenty-five   percent
(25%),  and no Partner  comprising  Taubman has suffered a Disabling Event or an Event of  Withdrawal),  may notify
TRG LLC in writing  that  Taubman  (or either Partner  thereof)  will assume all rights and all  obligations of the
Managing  Partner under this  Agreement.  If Taubman (or either Partner thereof) assumes the rights and obligations of the Managing  Partner  pursuant to this Section 5.1(e) and thereafter  Taubman's  Percentage Interest is reduced to less than twenty-five percent (25%), or either Partner comprising  Taubman suffers a Disabling Event or an Event of Withdrawal, the Managing Partner shall be that Partner designated by Partners holding in excess of fifty percent
(50%) of the Percentage Interests.
         (f)      The  Partners,  by their  execution  and delivery of this  Agreement,  irrevocably  authorize the
Managing  Partner to do any act that the  Managing  Partner has the right,  power,  and  authority  to do under the provisions  of this  Agreement  and under the  Partnership  Law (but only to the extent not  inconsistent  with the terms of this Agreement),  without any other or subsequent  authorizations  or consents of any kind.  Except in the case of a Major  Decision,  no Person dealing with the  Partnership  shall be required to investigate or inquire as to the authority of the Managing  Partner to exercise the rights,  powers,  and authority herein conferred upon it.
Any Person dealing with the Partnership  shall,  except in the case of a Major  Decision,  be entitled to rely upon any action taken  and/or any document or  instrument  executed  and  delivered by the Managing  Partner or a Person designated by the Managing  Partner,  and the  Partnership  shall be bound  thereby.  Except in the case of a Major
Decision,  no purchaser  of any  property or interest  owned by the  Partnership,  or lender,  shall be required to determine  the sole and  exclusive  authority  of the  Managing  Partner  to execute  and  deliver on behalf of the
Partnership any such  instrument of transfer or security,  or to see to the application or distribution of revenues or proceeds paid or credited in connection therewith.

                                                         34

Section 5.2       Response of the Partners.
                  Unless otherwise  specifically  provided in this Agreement,  whenever any Partner is requested by any other Partner to cast a vote,  grant an approval,  or execute a consent of any nature  whatsoever in connection with the  Partnership,  such request  shall be made in writing to the other Partner at its address set forth herein and such Partner shall respond to such request with  reasonable  promptness by means of a written  response  signed by such  Partner and sent to the  requesting  Partner,  which shall be binding on the  responding  Partner (and any affiliated  Partner),  and in any event not more than ten (10)  Business  Days after the  receipt  of the  request, unless such request identifies an emergency  situation,  in which event not more than three (3) Business Days after the receipt of the request.  The response  shall  indicate any reasons for  withholding  consent.  The failure of a
Partner to respond in writing within the  applicable  time period shall  constitute a ratification  and approval by such Partner (unless an affiliated Partner has so responded) of the matter requested.
Section 5.3       Compensation of Partners and Affiliates.
         (a)      The  Managing  Partner  shall not be entitled to any fees to act as Managing  Partner  hereunder.
The Managing  Partner  shall be entitled to  reimbursement  for any  reasonable or necessary  expenses  incurred or expenditures  made by it (to the  extent  not  otherwise  reimbursed)  for or on behalf of the  Partnership  (e.g., including, without limitation, travel).
         (b)      In  accordance  with the  Management  and  Leasing  Agreement,  TTC  shall  continue  to  provide management,  administration,  leasing,  and other  services as may be required  from time to time in respect of the
Shopping  Center.  The  Managing  Partner is hereby  authorized  to, and shall,  amend the  Management  and Leasing
Agreement as reasonably  necessary (i) to take into account GEPTS' withdrawal as a partner of the Partnership,  and
(ii) to provide that, in connection  with the occurrence of a Change of Control  Event,  the Management and Leasing
Agreement  may not be  assigned  and may be  terminated  in the  event of a Change  of  Control  Event.  Any  other amendment or modification to the Management and Leasing Agreement shall, except as

                                                         35

hereinafter permitted, require the Non-Managing  Partners' prior written  approval. The Managing Partner, on behalf of the  Partnership,  shall have the right to (and so long as TRG LLC remains a Partner  and no Change of Control
Event has occurred, shall) renew  the term of the Management and Leasing Agreement (and to renew any renewals thereof)  (such  renewed Management and Leasing Agreement and any renewals thereof are hereinafter  referred to as the "Renewal  Management and Leasing  Agreement"),  provided that the Renewal  Management  and  Leasing  Agreement contains the same terms and conditions as the Management and Leasing Agreement (except that the compensation  under any Renewal  Management and Leasing  Agreement may increase so as to  be  consistent  with  the  compensation  then generally being paid pursuant  to  management  agreements  negotiated  within  the  prior  twenty-four  (24)  month period in respect of other shopping centers in which TRG has an ownership interest together with Persons  unrelated to TRG).  Any other  amendment or modification  to the Renewal  Management and Leasing  Agreement shall require the
Non-Managing  Partners'  prior written  approval.  In addition,  the Managing Partner shall also have the  right to
(and so long as TRG LLC remains a Partner and no Change of Control Event has occurred, shall) engage TTC to provide services  (including,  without limitation,  development  services) in  respect  of  the  expansion,  redevelopment, or other such major change in the Shopping  Center  provided that (i) the terms and conditions of  such  engagement are consistent with those generally negotiated  in respect of other shopping  centers in which TRG has an ownership interest together with Persons unrelated to TRG, and (ii) the  compensation  for such engagement is computed on the basis of the formula  provided in the  Management  and  Leasing  Agreement  (or the  applicable  Renewal  Management and Leasing  Agreement)  for compensation  relative  to  "Optional  Services"  (as  defined  in the  Management and
Leasing  Agreement  or the applicable Renewal Management and Leasing Agreement),  or  the  then-current  equivalent thereof.  During all periods when TTC shall be employed as the manager of the Shopping Center, the Managing Partner shall cause TTC to perform its obligations under the Management and Leasing  Agreement or any Renewal

                                                         36

Management and Leasing  Agreement, and any and all rights accorded the Partnership under the Management and Leasing
Agreement or any Renewal  Management and Leasing  Agreement shall be exercised and enforced solely by, the Managing
Partner.  Notwithstanding  anything to the contrary  contained  herein,  in the event of a Change of Control Event, the Partnership shall solicit bona fide, arm's-length  proposals from Persons other  than TTC that have  management experience  and a  reputation comparable to TTC's,  to provide the  management,  administrative, leasing, and other services in respect of the Shopping  Center then provided by TTC. In the event that the terms of any such  proposal are more  favorable to the Partnership  than the terms of the current Management and Leasing  Agreement  or Renewal
Management  and Leasing Agreement,  as  applicable,  then  unless TTC  agrees to  provide  the   required  services
upon the same terms and conditions as are contained in the proposal, the Partnership shall terminate the Management and Leasing Agreement or Renewal  Management  and Leasing  Agreement,  as  applicable,  and shall  enter into a new management and leasing agreement  with such  other  Person for the  provision  of such  services. In the event that the terms of any such proposal are not more favorable to the Partnership than the terms of the  current  Management and Leasing  Agreement or Renewal Management and Leasing Agreement, then the Partnership shall  retain TTC  as  the manager.
Section 5.4       Execution of Legal Instruments.
                  All legal instruments  affecting the Partnership,  SunValley LLC, or Partnership or SunValley LLC
property  need be executed by, and only by, the Managing  Partner or that Person or those  Persons (who need not be
Partners)  designated in writing by the Managing Partner,  and such designated  Person's(s')  signature(s) shall be sufficient to bind the Partnership and its properties.
Section 5.5       Other Ventures.
                  The  Partners  acknowledge  that each of them and their  Affiliates  may have  interests in other present or future  ventures,  including  ventures that are competitive  with the Partnership  and/or SunValley LLC, and that,  notwithstanding  its status as a Partner  in the  Partnership,  a Partner  and its  Affiliates  shall be entitled to obtain and/or  continue their  respective  individual  participation  in all such ventures  without (i)
accounting to the  Partnership or the other

                                                         37

Partners for any profits with respect  thereto,  (ii) any obligation to  advise  the  other  Partners  of  business opportunities  for the  Partnership  and/or  SunValley LLC which may come to its or its Affiliate's  attention as a result of its or its Affiliate's  participation in such other  ventures or  in  the  Partnership, and  (iii)  being subject to any claims whatsoever on account of such participation.
Section 5.6       Indemnity and Reimbursement.
                  Without any  duplication  of amounts  reimbursed to a Partner  pursuant to Section 5.3(a) hereof, the Partnership shall indemnify,  defend, and hold harmless each Partner from any claim, demand, or liability,  and from any loss,  cost, or expense,  including,  without  limitation,  attorneys' fees and court costs,  which may be asserted  against,  imposed  upon,  or suffered by a Partner by reason of any act performed for or on behalf of the
Partnership,  or in furtherance of the Partnership  business,  to the extent authorized hereby, or by reason of any omission,  except for acts or omissions that constitute fraud, wilful misconduct,  gross negligence,  or a material breach of this Agreement.  Except for acts or omissions  constituting fraud,  wilful misconduct,  gross negligence, or a material breach of this  Agreement,  a Partner shall not be liable to the Partnership or to the other Partners
(and the interest of each Partner in the Partnership,  and in its property and assets,  shall be free of any claims by the  Partnership or the other Partners) by reason of any act performed for or on behalf of the  Partnership,  or in furtherance of the  Partnership  business,  or by reason of any omission.  Any indemnity  under this Section 5.6 shall be provided  out of and to the extent of  Partnership  assets  only,  and no Partner  shall have any personal liability  on account  thereof.  The  indemnity  provided in this  Section 5.6 shall  survive the  dissolution  and termination of the Partnership and the termination of this Agreement.
Section 5.7       Tax Matters Partner.
         (a)      As  used  in this  Agreement,  "Tax  Matters  Partner"  has the  meaning  set  forth  in  Section
6231(a)(7) of the Code. The Managing  Partner is hereby  designated Tax Matters  Partner for the  Partnership.  The
Tax Matters  Partner shall comply with the  requirements  of Sections 6221 through 6232 of the Code applicable to a
Tax Matters Partner.

                                                         38

         (b)      The Tax Matters  Partner  shall have a  continuing  obligation  to provide the  Internal  Revenue
Service  with  sufficient  information  so that proper  notice can be mailed to each Partner as provided in Section
6223 of the Code,  provided  that each Partner  shall  furnish the Tax Matters  Partner  with all such  information
(including  information  specified in Section  6230(e) of the Code) as is required with respect to such Partner for such purpose.
         (c)      The Tax Matters Partner shall keep the other Partners  reasonably  informed of all administrative and/or  judicial  proceedings for the adjustment of  "partnership  items" (as defined in Section  6231(a)(3) of the
Code) at the Partnership  level.  Without  limiting the generality of the foregoing  sentence,  within fifteen (15)
Days after  receiving  any  written or oral  notice of the time and place of a meeting or other  administrative  or judicial  proceeding  from the  Internal  Revenue  Service  regarding  a  proceeding  (and in any  event,  within a reasonable  time  prior to such  meeting or  proceeding),  the Tax  Matters  Partner  shall  furnish a copy of such written  communication or notice to the other Partners,  or inform the other Partners of, the substance of any such oral  communication.  This  obligation of the Tax Matters  Partner to inform the other Partners shall not extend to routine and minor events.
         (d)      Each Partner shall  promptly  notify the Tax Matters  Partner (who shall notify any  unaffiliated
Partner)  of  its  treatment  of  any  Partnership  item  on its  federal  income  tax  return  which  is or may be inconsistent  with the treatment of that item on the Partnership's  return. In addition,  if any Partner intends to file a request for administrative  adjustment with the Internal Revenue Service,  such Partner shall notify the Tax
Matters  Partner (who shall notify any  unaffiliated  Partner) of such fact and its terms at least thirty (30) Days prior to such filing.
         (e)      If any Partner  intends to enter into a settlement  agreement  with the Secretary of the Treasury
(or his  authorized  delegate)  with respect to any  Partnership  item,  such Partner  shall notify the Tax Matters
Partner (who shall notify any  unaffiliated  Partner) of such fact and its terms at least twenty (20) Days prior to such settlement  agreement and shall notify the Tax Matters Partner (who shall notify any unaffiliated  Partner) of any such settlement agreement and its terms within thirty (30) Days after the date of settlement.

                                                         39

         (f)      If the Tax Matters  Partner  elects not to file suit under  Section  6226 or Section  6228 of the
 Code  concerning an  administrative  adjustment  or request for  administrative  adjustment  and any other Partner elects to file such a suit, such Partner shall notify the Tax Matters  Partner (who shall notify any  unaffiliated
 Partner)  of such  intention,  and the forum or forums in which such suit shall be filed  shall be  determined  by such Partner.
         (g)      Without  the  approval  of the other  Partners,  the Tax  Matters  Partner  shall not  extend the statute of  limitations  with respect to the Partners,  file a request for  administrative  adjustment,  file suit concerning any tax refund or deficiency  relating to any  Partnership  administrative  adjustment,  enter into any settlement  agreement relating to any Partnership  adjustment,  or enter into any settlement agreement relating to any item of income, gain, loss, deduction or credit for any Fiscal Year of the Partnership.
         (h)      Each  Partner  shall be  entitled  to  participate  in all  administrative  proceedings  with the
Internal Revenue Service, as provided in Section 6224(a) of the Code.
         (i)      The  obligations  imposed on the Tax Matters  Partner and the  participation  rights afforded the other  Partners  by this  Section  5.7 and the Code may not be  restricted  or  limited  in any  fashion by the Tax
Matters Partner without the written consent of the other Partners.
         (j)      The Tax Matters  Partner shall be responsible  for  representing  the Partnership in all dealings with any state,  local, or foreign tax authority,  subject to the  requirement  that the provisions of this Section
5.7 shall apply with equal force to all dealings with any such tax authority.
Section 5.8       Specific Provisions Relating to Real Estate Investment Trust Status.
                  Anything  herein  to the  contrary  notwithstanding,  so long as any  Partner  is,  or is  owned, directly or indirectly,  to the extent of at least fifty-one  (51%) percent by a Person who is a REIT  (hereinafter each a "REIT Partner"),  the Managing  Partner shall cause the Partnership and SunValley LLC to conduct  operations in a manner  consistent  with the  following  provisions  and any variance  from the  following  shall  require the written consent of all of the REIT Partners:

                                                         40

         (a)      To the  extent  required  for any  rents  from all or any part of the  Property  or the  Shopping
Center to qualify as "rents from real property"  within the meaning of Section 856 of the Code and the  Regulations thereunder,  any Person  rendering  services  to a lessee or  sublessee  of all or any part of the  Property or the
Shopping  Center  shall be a taxable  REIT  subsidiary  within the  meaning  of Section  856(l) of the Code and any
Regulations  thereunder or an "independent  contractor" within the meaning of Section 856(d)(3) of the Code and the
Regulations  thereunder from whom the Partnership and SunValley LLC do not derive or receive any income,  except as permitted by Section 856(d)(2)(C) of the Code;
         (b)      To the  extent  required  for any  rents  from all or any part of the  Property  or the  Shopping
Center to qualify as "rents from real property"  within the meaning of Section 856 of the Code and the  Regulations thereunder,  any manager or advisor to the  Partnership or SunValley LLC shall be a taxable REIT  subsidiary (or an entity  principally  owned by a taxable REIT  subsidiary)  within the meaning of Section 856(l) of the Code and any
Regulations  thereunder or an "independent  contractor" within the meaning of Section 856(d)(3) of the Code and the
Regulations thereunder;
         (c)      To the  extent  required  for any  rents  from all or any part of the  Property  or the  Shopping
Center to qualify as "rents from real property"  within the meaning of Section 856 of the Code and the  Regulations thereunder,  neither the  Partnership  nor  SunValley  LLC shall manage or operate the  Shopping  Center other than through a taxable  REIT  subsidiary  (or an entity  principally  owned by a taxable  REIT  subsidiary)  within  the meaning of Section 856(l) of the Code and any  Regulations  thereunder or an  "independent  contractor"  within the meaning of Section 856(d)(3) of the Code and the Regulations thereunder;
         (d)      Neither  the  Partnership  nor  SunValley  LLC shall  enter into any lease with any Person who is directly  or  indirectly  related  (within  the  meaning of Section  856(d)(2)(B)  of the Code) to any real  estate investment trust which is a partner or Affiliate of any member of any Partner;

                                                         41

         (e)      Neither the Partnership  nor SunValley LLC shall form an association  taxable as a corporation or acquire securities in any issuer, except for the acquisition of government securities;
         (f)      No lease or sublease of all or any part of the  Property or the  Shopping  Center  shall  provide for any rents that are  contingent,  in whole or in part,  on the net  income or  profits  derived by the lessee or sublessee;
         (g)      Neither the  Partnership  nor  SunValley  LLC shall  enter into any lease of  personal  property, under or in  connection  with the  lease of real  property,  if the rent  attributable  to such  personal  property exceeds  ten  percent  (10%) of the total rent for the  taxable  year  attributable  to both the real and  personal property leased under or in connection with such lease;
         (h)      Neither  the  Partnership  nor  SunValley  LLC shall enter into any  lending  transaction  if any amount  received or accrued,  directly or indirectly,  therewith by the  Partnership  or SunValley LLC,  depends in whole or in part on the income or profits of any Person; and
         (i)      Neither the  Partnership nor SunValley LLC shall engage in any  "prohibited  transaction"  within the meaning of Section  857(b)(6) of the Code (for  purposes  hereof,  the  determination  of whether a transaction constitutes a "prohibited  transaction"  shall not take into account the provisions of Section  857(b)(6)(C) of the
Code).
                  Any attempted  action that violates any of the foregoing  shall be null and void and  ineffective for all purposes;  provided,  however,  that any such attempted  action shall  constitute a material breach of this
Agreement.
                                                    ARTICLE VI.
                                        TRANSFERS OF PARTNERSHIP INTERESTS.

Section 6.1       General Restrictions on Dispositions.
                  Except as expressly  provided in this  Article VI or Section 7.3 hereof,  no Partner may Transfer all or any part of its  Partnership  Interest  (including  the right to  distributions)  without the prior  written consent of the other Partners,  provided that no Partner may, under any circumstances,  Transfer all or any part of its Partnership  Interest if such Transfer would

                                                         42

constitute a default under any  indebtedness or other  Third-Party obligations or agreements of the Partnership.  An assignment of all or a part of a Partnership  Interest  occurring by operation of law (e.g.,  bankruptcy,  attachment,  etc.) shall not entitle the successor to  participate  in the management and affairs of the  Partnership  or to exercise any rights of a Partner,  including the right to vote on or  consent to any  matter  requiring  a vote or a consent of the  Partners,  unless and until such  transferee  is admitted as a Partner in accordance  with Section 6.2 below.  In the event of an assignment  occurring by operation of law,  the  assignor  Partner  shall be  entitled to  continue  to  exercise  the rights of a Partner  under this
Agreement,  and such assignor  Partner and its transferee  shall be jointly and severally liable to the Partnership for such  Partner's  obligations  to the  Partnership  under  this  Agreement  or under the  Partnership  Law.  For purposes of this  Agreement,  any Transfer of any direct or indirect  membership  interest,  partnership  interest, stock or other equity  interest in any Partner shall be deemed to be a Transfer by such Partner of its  Partnership
Interest in the Partnership except for any direct or indirect Transfer of direct or indirect interests in TRG.
Section 6.2       Substitution of Partners.
                  Regardless of compliance with any of the provisions hereof (including,  without  limitation,  the provisions  of Article VII hereof)  permitting  a Transfer or a Pledge of a  Partnership  Interest,  no Transfer or
Pledge of a Partnership Interest shall be recognized by or be binding upon the Partnership unless:
                  (i)      such  instruments as may be required by the Partnership  Law or other  applicable law or to effect the  continuation of the Partnership  and the  Partnership's  ownership of its properties are executed and delivered and/or filed;

                  (ii)     the  instrument of assignment  binds the assignee to all of the terms and  conditions of this  Agreement  as if the assignee  were a signatory  party hereto and does not release the  assignor  from  any  liability  or  obligation,  accruing  prior to the date of the
                           Transfer,  of or in  respect of the  Partnership  Interest  which is the  subject of the
                           Transfer;

                  (iii)    the  instrument  of  assignment  is manually  signed by the assignee and assignor and is
                           otherwise   reasonably   acceptable  in  form  and  substance  to  the  non-transferring
                           Partner(s);

                                                         43

                  (iv)     if there is more than a single  assignee (or  successor in  interest),  the assignees or successors shall have complied with the provisions of Section 7.2 hereof;

                  (v)      such  Transfer  or Pledge  shall not be  prohibited  by, or cause a breach  of, or cause events,  including,  without  limitation,  by reason of the nature of the  transferee or pledgee (e.g.,  tax-exempt  status),  that are unacceptable to the  non-transferring  or non-pledging  Partner(s)  in the exercise of its(their)  reasonable  discretion to occur pursuant to, any agreement,  obligation,  or  understanding by which the assignor or the assignee or any  properties of the  Partnership  or the  Partnership  itself is bound or affected;

                  (vi)     the  non-transferring  Partner(s)  shall  receive such evidence  (including  opinions of counsel) of the due  authorization,  execution and delivery of  instruments  by, and the validity  and  enforceability  of  such  instruments  against,  such  transferee  as the non-transferring Partner(s) shall reasonably request;

                  (vii)    any  required  consent of the  mortgagee  or  beneficiary  under any mortgage or deed of trust or lease of the  Shopping  Center  to such  Transfer  and  substitution  or Pledge shall have been obtained;

                  (viii)   the assignee shall pay all expenses incurred by the Partnership in admitting the assignee as a Partner; and

                  (ix)     in the event of a Pledge of a Partner's  Partnership Interest, the provisions of Section
                           6.8 hereof are complied with.

                  An assignee of a Partnership  Interest pursuant to a Transfer  permitted in this Agreement who is admitted  as a partner  in the  Partnership  in the  place and stead of the  assignor  Partner  in  respect  of the
Partnership  Interest  acquired from the assignor Partner shall have all of the rights,  powers,  obligations,  and liabilities,  and be subject to all of the restrictions,  of the assignor Partner,  including,  without limitation, but without release of the assignor  Partner,  the liability of the assignor  Partner for any existing  unperformed obligations of the assignor  Partner.  Each of the Partners,  on behalf of itself and its permitted  successors and assigns, HEREBY AGREES AND CONSENTS to the admission of any such additional partners as herein provided.
Section 6.3       Transfers of Interests in Certain Partners.
                  Direct and/or  indirect  ownership  interests in TSA and/or ATSA may be Transferred so long as at all times after any such Transfer at least fifty-one percent (51%) of the direct and indirect  ownership  interests in TSA or ATSA, as  applicable,  are owned by, and TSA or ATSA, as

                                                         44

applicable, is solely  Controlled By, A. Alfred Taubman  and/or  members  of  his  Immediate  Family  and/or  their respective  estates and/or a Family Trust in respect of any of the foregoing.
Section 6.4       Right of First Refusal.
         (a)      If any Partner (it being  understood that the Partners  comprising  Taubman shall act jointly for purposes of this  Section  6.4)  desires to Transfer  all or any portion of its  Partnership  Interest (a "Subject
Interest"),  to any Person  (other than  pursuant to a Pledge),  and such  Transfer is not  otherwise  permitted by
Sections 6.1 or 6.3(a)  hereof,  then,  such Partner (the  "Seller")  shall submit to any  non-Seller  Partner (the
"Buyer") a true copy of a bona fide  written  offer to purchase the Subject  Interest  (the  "Offer"),  which Offer shall in any event (i)  provide  for (x) an all cash at closing  purchase  price that  provides  for no  contingent payments,  participation  features or other  payments  other than as are customary to a Transfer for an all cash at closing  purchase price, or (y) a purchase price that can be paid with cash,  marketable  securities,  and/or units in an operating partnership which are convertible into marketable  securities,  and that can, strictly for purposes of this  provision and the  calculation  hereinafter  referenced,  be converted to an all cash at closing  purchase price  equivalent,  and (ii)  disclose  the price  and  terms of such  proposed  sale and the  name,  address,  and beneficial  ownership of the proposed  purchaser.  The Buyer shall have the absolute  right to purchase the Subject
Interest upon the terms and  conditions  set forth in the Offer,  or if such Offer provides for a purchase price to be paid in other than all cash at the  closing,  the Buyer may  purchase  the Subject  Interest  for an all cash at closing purchase equivalent;  provided,  however,  that,  regardless of such terms and conditions,  the date, time, and place for the  consummation  of such purchase  shall be as  designated by the Buyer,  provided that the date so designated  shall be a Business  Day within  seventy-five  (75) Days after the Exercise  Notice (as defined  below)
with at least ten (10) Days' advance  written  notice  thereof to the Seller.  The Buyer shall,  within  forty-five
(45) Days after receipt of the Offer (the  "Exercise  Period"),  specify in a notice (an "Exercise  Notice") to the
Seller  whether or not it desires to purchase the Subject  Interest.  Such Exercise  Notice shall be accompanied by a cash earnest money  deposit equal to five percent (5%) of the purchase  price if the Buyer elects to purchase the
Subject  Interest.  If the

                                                         45

Buyer fails to give an Exercise  Notice (and deposit) within the Exercise  Period as to the Subject Interest,  such failure shall  constitute  an election to reject the Offer.  The closing of a purchase by a Buyer shall be held  in accordance  with the  provisions  of Section 6.7 hereof.  At  the  closing,  the  Buyer's  earnest  money  deposit, together  with  interest  thereon,  shall be credited  against the  purchase  price for  the  Subject  Interest (or returned in the event that the  purchase  price is to be paid in other than cash);  provided, however,  that if the closing shall fail to occur because of a default by  the  Buyer, the  Buyer may  not  submit an  Offer, a  Buy-Sell
Notice,  or a Sale Notice,  for a period of twelve (12) months after the scheduled  closing  date, and  the  Seller shall have the right,  as its  exclusive  remedy, to retain the  Buyer's deposit, together  with interest  thereon, as liquidated  damages,  it being agreed that in such instance,  the  Seller's  damages would be  difficult, if not impossible, to ascertain.
         (b)      The Seller may sell the  Subject  Interest,  if the Offer was not so  accepted,  to the  proposed purchaser  whose name and address were  disclosed in the Offer but only (i) upon the same terms and  conditions set forth therein  (except that the purchase price for the Subject  Interest may be  ninety-five  percent (95%) or more of the  purchase  price for the Subject  Interest as set forth in the Offer),  (ii) within  seventy-five  (75) Days after the  expiration  of the Exercise  Period,  and (iii) after the Seller has  obtained any Third Party  consents necessary  to  effectuate  the  sale;  otherwise,  any such  sale  shall be null and void and of no force or effect whatsoever.
         Notwithstanding  anything  to the  contrary  contained  herein,  a  Partner(s)  may not submit an Offer in accordance  with this Section 6.4 if (i) a Partner(s)  has given a Buy-Sell  Offer in  accordance  with Section 6.5 hereof or a Sale Offer in accordance  with Section 6.6 hereof,  in either case,  that is outstanding or pursuant to which a  purchase  has  not  yet  been  consummated,  or (ii) a  Partner(s)  is(are)  marketing  the  Partnership's membership interest in SunValley LLC or the Shopping Center as provided in Section 6.6 hereof.

                                                         46

Section 6.5       Buy-Sell.
         (a)      TRG LLC or Taubman (it being  understood that the Partners  comprising  Taubman shall act jointly for purposes of this Section  6.5) (the  "Initiating  Partner")  shall have the right,  at any time,  to initiate a termination  of the  Partnership  in  accordance  with this Section 6.5. The  Initiating  Partner  shall deliver to whichever  of TRG LLC or  Taubman  is not the  Initiating  Partner  (the  "Non-Initiating  Partner")  an  offer  (a
"Buy-Sell Offer") in writing stating a cash purchase price (the "Total Price")  attributable to one hundred percent
(100%) of the Partnership's assets.  The Non-Initiating Partner then shall have the option either:
                  (i)      to purchase the  Partnership  Interest(s) of the Initiating  Partner in the  Partnership
         for cash at a price equal to the amount that the  Initiating  Partner would  receive under Section  8.1(a)
         hereof,  if the  Partnership's  assets  were sold for the Total  Price and all of the  liabilities  of the
         Partnership were satisfied; or
                  (ii)     to sell to the Initiating  Partner the  Partnership  Interest(s)  of the  Non-Initiating
         Partner in the Partnership for cash at a price equal to the amount that the  Non-Initiating  Partner would receive under Section 8.1(a) hereof if the  Partnership's  assets were sold for the Total Price and all of the liabilities of the Partnership were satisfied.
                  The  Non-Initiating  Partner shall give written notice of such election to the Initiating Partner within  forty-five  (45) Days after  receipt of the  Buy-Sell  Offer.  Such notice shall be  accompanied  by a cash earnest money  deposit equal to five percent (5%) of the purchase  price if the

                                                         47

Non-Initiating  Partner  elects to purchase the Partnership  Interest of the Initiating  Partner.  Failure  of  the
Non-Initiating  Partner to give the Initiating  Partner  notice that the  Non-Initiating  Partner has elected under
Section  6.5(a)(i)  hereof (and to deliver the required  deposit) within the foregoing  forty-five (45) Day  period shall be conclusively  deemed to be an election to sell under Section 6.5(a)(ii)  hereof.  In the  event  that  the
Non-Initiating  Partner does not elect to  purchase  the  Partnership  Interest  of  the  Initiating  Partner,  the
Initiating  Partner  shall  give  the Non-Initiating Partner, a cash earnest  money  deposit  equal to five percent
(5%) of the purchase  price of the Non-Initiating  Partner's  Partnership Interest,  within ten (10) Days after (i)
the receipt of the Non-Initiating Partner's  election  to  sell  under  Section  6.5(a)(i)  hereof,  or (ii) if  no election is made by the  Non-Initiating Partner,  the expiration of the forty-five (45) Day period within which the
Non-Initiating  Partner could have sent its election, as applicable.
         (b)      The closing of a purchase  pursuant to Section  6.5(a)  hereof shall be held in  accordance  with the  provisions of Section 6.7 hereof at the  principal  office of the  Partnership  on a Business Day agreed to by the Initiating  Partner and the  Non-Initiating  Partner that is not more than seventy-five (75) Days after receipt of the written  notice of the election of the  Non-Initiating  Partner or not more than one hundred five (105) Days after receipt of the Buy-Sell Offer if the  Non-Initiating  Partner fails to give such notice. At the closing,  the
Initiating  Partner's or Non-Initiating  Partner's,  as applicable,  earnest money deposit,  together with interest thereon,  shall be credited  against the purchase  price of the  Partnership  Interest being  purchased;  provided, however,  that if the closing shall fail to occur because of a default by the  purchasing  Partner,  the purchasing
Partner may not submit a Buy-Sell Offer,  an Offer,  or a Sale Offer,  for a period of twelve (12) months after the scheduled  closing date, and the selling  Partner shall have the right,  as its exclusive  remedies,  to (i) retain the purchasing  Partner's earnest money deposit,  together with interest thereon,  as liquidated  damages, it being agreed that in such instance,  the selling Partner's damages would be difficult,  if not impossible,  to ascertain, and/or (ii) elect,  within sixty (60) Days after such default,  to purchase the  purchasing  Partner's  Partnership
Interest for a cash  purchase  price equal to the amount that such  purchasing  Partner  would receive under clause
(i) or clause (ii) of Section 6.5(a)  hereof,  as  applicable,  provided that such Partner  includes a cash earnest money  deposit equal to five percent (5%) of such purchase  price with its  election.  Notwithstanding  anything to the contrary  contained  herein,  a Partner(s) may not submit a Buy-Sell Offer in accordance  with this Section 6.5 if (i) a Partner(s)  has given an Offer in accordance  with Section 6.4 hereof or a Sale Offer in  accordance  with
Section  6.6  hereof,  in either  case,  that is  outstanding  or  pursuant  to which a  purchase  has not yet been consummated,  or (ii) a Partner(s)

                                                         48

is(are) marketing the Partnership's  membership interest in SunValley LLC or the  Shopping  Center as  provided  in
Section 6.6 hereof.
Section 6.6       Sale of the Project.
         (a)      If TRG LLC or  Taubman  (it being  understood  that the  Partners  comprising  Taubman  shall act jointly for  purposes of this  Section  6.6)  desires to market and sell  either (i) the  Partnership's  membership interest in SunValley  LLC or (ii) the  Shopping  Center on behalf of  SunValley  LLC to a Third Party,  TRG LLC or
Taubman,  as applicable  (the  "Triggering  Partner")  shall deliver to whichever of TRG LLC and Taubman is not the
Triggering  Partner (the  "Non-Triggering  Partner") an irrevocable  offer (the "Sale Offer") in writing  stating a cash purchase price  attributable to one hundred percent (100%) of the  Partnership's  assets.  The  Non-Triggering
Partner shall then have the option to purchase the  Partnership  Interest(s) of the Triggering  Partner for cash at a price equal to the amount (the "Sale Price") that the  Triggering  Partner  would  receive  under Section  8.1(a)
hereof,  if the  Partnership's  assets were sold for the purchase  price set forth in the Sale Offer and all of the liabilities of the Partnership were satisfied.
                  The  Non-Triggering  Partner  shall  specify in a notice (a "Trigger  Notice") to the  Triggering
Partner,  within  forty-five (45) Days after receipt of the Sale Offer,  whether or not it(they)  desires to accept the Sale Offer and  purchase  the  Partnership  Interest(s)  of the  Triggering  Partner for the Sale  Price.  Such
Trigger  Notice shall be  accompanied  by a cash earnest  money  deposit equal to five percent (5%) of the purchase price of the Triggering Partner's  Partnership  Interest if the Non-Triggering  Partner has elected to purchase the
Triggering  Partner's  Partnership  Interest(s).  Failure to give a Trigger Notice that the Non-Triggering  Partner has  elected to purchase  the  Partnership  Interest(s)  of the  Triggering  Partner  (and to deliver the  required deposit) within such forty-five (45) Day period, shall constitute an election to reject the Sale Offer.
                  If the Sale Offer was not so accepted by the Non-Triggering  Partner,  the Triggering Partner may
sell either (i) the  Partnership's  membership  interest in SunValley LLC, or (ii) the Shopping Center, as the case may be, and all other assets of the  Partnership  to a Third Party for an all cash at closing  purchase  price that is equal to (or  greater  than)  ninety-five  (95%) of the

                                                         49

purchase  price for one hundred percent (100%) of the Partnership's  assets as set forth in the Sale Offer and that provides for no contingent  payments,  participation features or other payments  other  than  are  customary  to  a
Transfer for an all cash at closing  purchase  price.  The closing of any such sale to a Third  Party  shall  occur within two hundred ten (210) Days after the  expiration  of  the  forty-five  (45)  Day  period  within  which  the
Non-Triggering  Partner  could have sent the  Trigger  Notice; otherwise, any such sale shall be null and void  and of no force or effect whatsoever.
         (b)      The closing of a sale by a Triggering  Partner to a  Non-Triggering  Partner  pursuant to Section
6.6(a) hereof shall be held in  accordance  with the  provisions  of Section 6.7 hereof at the principal  office of the Partnership on a Business Day agreed to by the Triggering  Partner and the  Non-Triggering  Partner that is not more than one  hundred  five (105) Days after  receipt of a Trigger  Notice.  At the  closing,  the  Non-Triggering
Partner's earnest money deposit,  together with interest  thereon,  shall be credited against the purchase price of the Triggering Partner's Partnership Interest;  provided,  however, that if the closing shall fail to occur because of a default by the Non-Triggering  Partner,  the Non-Triggering  Partner may not submit a Sale Offer, an Offer, or a Buy-Sell Offer, for a period of twelve (12) months after the scheduled  closing date, and the Triggering  Partner shall have the right,  as its exclusive  remedy,  to retain the  Non-Triggering  Partner's  earnest money  deposit, together with interest  thereon,  as liquidated  damages,  it being agreed that in such  instance,  the  Triggering
Partner's damages would be difficult,  if not impossible,  to ascertain.  Notwithstanding  anything to the contrary contained  herein,  a Partner(s)  may not submit a Sale Offer in the event that a Partner(s)  has given an Offer in accordance  with Section 6.4 hereof or a Buy-Sell  Offer in  accordance  with  Section 6.5 hereof,  in either case, that is outstanding or pursuant to which a purchase has not yet been consummated.
Section 6.7       Closings.
                  At the closing of the purchase of a Partner's  Partnership  Interest  pursuant to this Agreement, the selling  Partner(s)  shall transfer to the  purchasing  Partner(s)  such  Partnership  Interest(s)  (including, without  limitation,  any rights of the selling  Partner(s) to receive (i) repayment of any loans (other than those secured by the  Shopping  Center)  made by  it(them)  to the

                                                         50

Partnership,  with any  accrued   and  unpaid  interest  thereon, (ii)  repayment  of  such  Partner's(s')  capital contributions,  if any, including,  in the case of TRG LLC, the TRG LLC Excess  Contributions  and any accrued  but unpaid  Return  thereon,  (iii)  distributions  of  Available  Cash,  and  (iv)  distributions  on  termination  or dissolution),  free and clear of all liens, security interests,  and claims of others,  and shall  deliver  to  the purchasing  Partner(s) such instruments of transfer with respect to the assets of the Partnership and such evidence of due  authorization,  execution and delivery,  and of the absence of any liens,  security  interests,  or  claims of others as the purchasing  Partner(s) shall reasonably  request.  The instruments  of transfer  shall be  without
representations  or  warranties  except as to the absence of any liens, security  interests or   claims of  others.
The selling  Partner(s)  shall be responsible  for any stamp,  recording,  transfer,  and   similar   transactional
taxes  (including  any state or local  taxes  measured   by  the gain to such selling Partner(s)) payable upon such transfer.
                  At such closing, the purchasing  Partner(s) shall pay the purchase price payable by it(them),  at the option of the  purchasing  Partner(s),  by good  certified or official  bank check  payable to the order of the selling  Partner(s) or by Fedwire  transfer of immediately  available  funds.  The purchasing  Partner(s)  shall be responsible  for obtaining all Third Party consents  necessary to effectuate the purchase and shall also deliver or cause to be  delivered  to the  selling  Partner(s)  a  release  or  releases  from all  recourse  obligations  and liabilities of the Partnership.  Notwithstanding  anything to the contrary  contained herein, in the event that the purchasing  Partner(s) is unable to obtain Third Party consents  necessary to effectuate a sale  hereunder  (having used  its(their)  Best Efforts to do so), it shall send written  notice  thereof to the selling  Partner(s) who may then seek to obtain such Third Party  consents.  In the event that one or more Third Party  consents  necessary  to effectuate  the sale has not been obtained by the date of the closing,  any such sale shall be null and void and of no  force of  effect.  The  selling  Partner(s)  shall be  entitled  to  Available  Cash  allocable  to  its(their)
Partnership Interest(s) through the date of closing.

                                                         51

Section 6.8       Pledge of Partnership Interests.
                  Each Partner (each being hereinafter  referred to as a "Pledging  Partner") may Pledge all or any portion  of its  Partnership  Interest  or any of the  proceeds  thereof,  at any  time  subject  to the  following conditions:
                  (i)      the Person (the "Pledgee") to whom the Pledging  Partner's  Partnership  Interest or the proceeds  thereof have been pledged in accordance  with the  provisions of this Section 6.8 shall not have the right to become a substitute Partner in the Partnership;
                  (ii)     in the event that the  Pledgee  begins to effect  any of its  Pledgee  Rights  under the loan  and/or  pledge  agreement,  including,  without  limitation,  foreclosure  or sale  pursuant  to the applicable  commercial  code,  the Pledging  Partner  shall no longer have any  management,  approval,  or consent rights provided in this Agreement;
                  (iii)    the  documents  governing  the Pledge of all or any  portion of the  Pledging  Partner's
         Partnership  Interest  pursuant to this Section 6.8 (the  "Pledge  Documents")  shall  contain a provision reasonably  acceptable to the other Partner (the  "Non-Pledging  Partner")  (i.e., if the Pledging Partner
         is TRG LLC,  the  Non-Pledging  Partner  shall be Taubman,  and if the  Pledging  Partner is either of the
         Partners comprising Taubman,  the Non-Pledging  Partner shall be TRG LLC) providing that upon the exercise of any of its  Pledgee  Rights,  in no event  shall the Pledgee be entitled to realize an amount in excess of an amount  approved by the  Non-Pledging  Partner (in its sole  discretion)  as set forth in the Pledge
         Documents; and
                  (iv)     the  Pledge  Documents,   shall  contain  a  provision  reasonably   acceptable  to  the
         Non-Pledging Partner  acknowledging and providing that,  notwithstanding  anything in this Agreement or in the Pledge  Documents to the  contrary,  upon a Transfer of the

                                                         52

         Pledging  Partner's  Partnership  Interest pursuant  to the  exercise  of any of the  Pledgee  Rights, the right of first  refusal in respect of the Pledging  Partner's  Partnership  Interest provided to the Buyer in Section 6.4 hereof shall apply. In the event  that the  Pledgee  Right  effected  by the  Pledgee  does not  entail a cash  sale of the  Pledging Partner's  Partnership  Interest,  the  purchase  price  of  the
         Pledging  Partner's  Partnership Interest pursuant to Section 6.4  shall  equal the outstanding  principal amount  of the  Pledging  Partner's indebtedness  to the Pledgee and any other amounts owed to the Pledgee with respect  thereto,  including, without  limitation,  any and all accrued but unpaid interest  thereon.
         In the event that the Non-Pledging Partner  exercises its right of first  refusal,  upon  payment  of  the
         purchase  price,  the Pledgee (or any  other  Person   acquiring   the  Pledging   Partner's   Partnership
         Interest as a result of the exercise of  the  Pledgee  Rights)  shall  Transfer  the  pledged  Partnership
         Interest to the  Non-Pledging  Partner,  free  and  clear  of  any  lien,  pledge,  or  other  encumbrance associated  with the Pledge or the  Pledging  Partner's  obligation  secured  thereby.  The  Pledgee,  the
         Pledging Partner,  and the Non-Pledging  Partner shall have executed an agreement,  in form and  substance reasonably  satisfactory to the  Non-Pledging  Partner,  in order to  implement  the  provisions  of  this
         Section 6.8. Any Pledge of a Pledging  Partner's  Partnership Interest that violates  the  requirements of this Section 6.8 shall be null and void ab initio.

                                                   ARTICLE VII.
                                     DISABLING EVENT IN RESPECT OF A PARTNER;
                                             SUCCESSION OF INTERESTS.

Section 7.1       Disabling Event in Respect of a Partner.
         (a)      For purposes hereof:
                  (i)      a "Disabling  Event" means,  with respect to a Partner,  such  Partner's (A) in the case of a Partner  that is a natural  Person,  death,  (B)  Bankruptcy,  (C) in the case of a
                           Partner  who is a  natural  Person,  the  entry  by a court  of  competent  jurisdiction adjudicating  him  incompetent to manage his Person

                                                         53

                           or his property,  (D) in the case of a  Partner  who is acting as a  Partner  by  virtue of being a trustee  of a  trust,  the  termination  of  the  trust (but  not  merely the substitution  of a new  trustee),  (E) in the  case of  a  Partner  that is  a  separate partnership, the dissolution and commencement of winding up of the separate partnership, or (F) in the case of a Partner  that is a corporation,  the filing of a certificate  of dissolution,  or its equivalent, for the corporation  or the  revocation  of its charter and the  expiration  of ninety (90) Days after the date of notice to the  corporation of revocation  without a  reinstatement  of its charter;
                  (ii)     a "Disabled  Partner" shall be a Partner who has suffered a Disabling  Event or an Event of Withdrawal; and
                  (iii)    a "Successor"  shall be, with respect to a Disabled  Partner,  such  Disabled  Partner's successor(s)  in interest,  personal  representative(s),  heirs at law,  legatee(s),  or estate; and
                  (iv)     "Event of  Withdrawal"  means,  with respect to a Partner,  such  Partner's  retirement, resignation,  other  withdrawal from the Partnership  pursuant to the Partnership Law or any other event  (which is not a  Disabling  Event) that causes a Partner to cease to be a partner under the Partnership Law.
         (b)      Upon the occurrence of a Disabling  Event or an Event of Withdrawal in respect of a Partner,  the
Partnership shall not be dissolved,  but shall be continued and the Successor to such Disabled Partner,  subject to
Section 6.2 hereof,  shall have the rights of such  Disabled  Partner in the  Partnership  subject to the terms and provisions of this Agreement.
Section 7.2       Single Representative to Act on Behalf of Successors.
                  In the event that TRG LLC's,  TSA's,  or ATSA's  Partnership  Interest is, at any time during the term of this Agreement  (including any period of dissolution and winding up of the Partnership),  held by more than one Person, then all of the Persons holding TRG LLC's,  TSA's, or ATSA's, as the case may be, original  Partnership
Interest  shall  forthwith,  but in any  event  within

                                                         54

thirty  (30) Days  after the date on  which  the  Partnership Interest  of  such  Partner  is  held by more  than a
single  Person,  designate  one  or  more  individuals  as  their  collective   authorized   representative(s)  for
purposes of Section  5.2 hereof,  who shall each have the power and  authority,  acting  alone,  to  represent  and bind and act on behalf of all of the Partners so joined  together and represented  (i.e.,  all  of  the  successors to the  Partnership  Interest of TRG LLC, TSA, or ATSA, as the case may be) in connection with all matters relating to this Agreement or the Partnership.  An authorized  representative designated as required herein shall act at the direction of that Partner or those  Partners,  represented  by such authorized  representative, who at the relevant time holds or collectively  hold, as the case may be, a Percentage Interest  which is  in  excess of fifty  percent
(50%) of the total  Percentage  Interest  held by all the  Partners represented by such authorized  representative.
Section 7.3       Succession by Individuals to Partnership Interests of Partners.
                  In the event that any individual  succeeds to the interest of any Partner in accordance  with the terms  of this  Agreement,  then the  interest  of such  individual  Partner  in the  Partnership,  subject  to the provisions of Section 7.2 hereof, may be:
                  (i)      Transferred  or disposed of by will or  intestacy to or for the benefit of any member or members of the deceased Partner's Immediate Family; or
                  (ii)     Transferred during his lifetime or at his death to a Family Trust for such individual.
Section 7.4       References to "Partner" and "Partners" in the Event of Successors.
                  In the event that TRG LLC's,  TSA's,  or ATSA's  Partnership  Interest  is  held  by one or  more successors to such Partner, references in this Agreement to "Partner" and  "Partners"  shall refer,  as  applicable and except as otherwise provided  herein, to  the  collective  Partnership  Interests  of  all  successors  to  the
Partnership  Interest  of  TRG  LLC, TSA, or  ATSA, as  the case may be; and all  decisions,  consents,  approvals, determinations,  actions, and selections of the Partners (to the extent any such decisions,  consents,  approvals, determinations,  actions, and selections of the Partners are provided for in this  Agreement) and  the  Partnership shall, as herein provided

                                                         55

but subject to the  provisions  of Article VII hereof,  require  the  decision,  consent, approval,  determination,
action,  or   selection  of  TRG   LLC  or  an   authorized  representative  of  all  of   the  successors  to  the
Partnership Interest of TRG  LLC  (acting  in  the  manner  provided  in   Section  7.2  hereof)  and/or  TSA or an
authorized representative of all of the  successors  to the  Partnership  Interest of TSA  (acting  in  the  manner provided in Section 7.2  hereof)  and/or  ATSA  or  an  authorized  representative  of  all  of  the  successors to the  Partnership Interest of ATSA (acting in the manner provided in Section 7.2 hereof), as  provided for  in  this
Agreement.
Section 7.5       Waiver of Dissolution if Transfer is in Full  Compliance  with  Agreement;  Negation of Right to
                  Dissolve Except as Herein Provided; No Withdrawal.
         (a)      Each of the  Partners  hereby  waives  its right to  terminate  or cause the  dissolution  of the
Partnership  (as such right is provided under the Partnership  Law) upon the Transfer of any Partner's  Partnership
Interest,  provided  that any such Transfer is permitted by and  completed  fully in  accordance  with the terms of this Agreement.
         (b)      Except  as  provided  in this  Agreement,  no  Partner  shall  have the right to  terminate  this
Agreement or dissolve the Partnership by such Partner's express will.
         (c)      No Partner shall have any right to retire,  resign,  or otherwise  withdraw from the  Partnership and have the value of such Partner's  Partnership  Interest ascertained and receive an amount equal to the value of such Partnership Interest.
         (d)      In the event  that a Partner  withdraws  from the  Partnership  in breach of this  Agreement  but pursuant to such  Partner's  statutory  rights under the  Partnership  Law, to the extent that such rights exist in the face of a  prohibition  against  withdrawal in this  Agreement,  then the value of such  Partner's  Partnership
Interest  shall be  ascertained  in accordance  with Section 7.6 hereof and the  Partnership  Law, and such Partner shall receive from the Partnership in exchange for the  relinquishment  of such Partner's  Partnership  Interest an amount equal to the value of such Partner's  Partnership  Interest as so determined less twenty-five  percent (25%)
of such value as  liquidated  damages  and not as a penalty.  In no event  shall a Partner  be  considered  to have

                                                         56

withdrawn from the Partnership solely as a result of such Partner having suffered a Disabling Event.
Section 7.6       Determination of Fair Market Value of Partnership Interests.
                  Solely for purposes of Section  7.5(d)  hereof,  if it shall be  necessary to determine  the fair market value of a Partner's  Partnership  Interest,  fair market value shall be equal to the amount,  determined as hereinafter  set forth in this Section 7.6, that would be  distributed  to such Partner  pursuant to Section 8.1(a)
hereof,  assuming no reserves have been  established by the Managing  Partner and that there are no costs attendant upon such  liquidation,  but taking  into  account  any and all  allocations  pursuant  to  Section  4.1 hereof and distributions  pursuant to Section 4.2 hereof through the date of such  determination,  if all of the assets of the
Partnership  were sold for their fair market  value;  provided,  however,  that (i) the fair  market  value of such
Partnership  Interest  shall be reduced by the amount of any  distributions  made to the Partner whose  Partnership
Interest is being sold  subsequent  to the date of the balance  sheet to be prepared  pursuant to this Section 7.6,
(ii) the fair market value of such  Partnership  Interest shall be further  reduced by the fees of the  Accountants and appraisers for the services  rendered by them in accordance  with this Section 7.6, and (iii) any  indebtedness to the Partnership of the Partner whose  Partnership  Interest is to be sold at the date of the consummation of the purchase  shall be paid to the  Partnership  in repayment  of such  indebtedness  (such  repayment to be treated as having occurred  immediately  prior to the sale). To determine the fair market value of the  Partnership's  assets, the  Accountants  shall prepare a balance sheet for the  Partnership as of the last Day of the month  preceding the date of the event  giving rise to the  necessity  to  determine  fair market  value (the  "Valuation  Date").  Such balance  sheet  shall be  prepared  in the  manner  in which  prior  balance  sheets of the  Partnership  have been consistently  prepared.  The  Accountants  shall then  determine the excess of the total assets of the  Partnership over the total  liabilities of the  Partnership  (the "Net Value").  Net Value shall be adjusted to reflect (1) the actual value of any negotiable  securities included in the Partnership's  assets on the Valuation Date, and (2) the fair market value of all the  Partnership's  real property (taking into account any  participation  features of

                                                         57

any debt  encumbering  such property), including  all improvements thereon  and  thereto,  and other  assets of the
Partnership  based upon an appraisal of the  Partnership's  real property by a member of the American  Institute of
Real Estate  Appraisers  and an appraisal of the other assets of the  Partnership  by a qualified  appraiser,  each such  appraiser  to be selected  jointly by TRG LLC, on the one hand,  and Taubman,  on the other hand.  If TRG LLC and Taubman are unable to agree upon an appraiser,  then TRG LLC and Taubman  shall each appoint an appraiser.  The appraisals  shall be averaged to calculate the appraised fair market value of the  Partnership's  property,  unless such  appraisals  differ  by more than  five  percent  (5%) of the lower  appraisal,  in which  event,  the two (2)
appraisers  shall select a third  appraiser  who shall  independently  appraise  the  Partnership's  property.  The appraised  fair market value of the  Partnership's  property  shall then be the average of those  appraisals  which differ  from  the  middle  appraisal  by less  than  five  percent  (5%) of the  lowest  appraisal.  If none of the appraisals  differ from the middle  appraisal  by less than five  percent  (5%) of the lowest  appraisal,  then the value of the middle appraisal shall be the appraised fair market value of the  Partnership's  property.  The fee of each of the appraisers shall be borne by the selling Partner.
                  Ninety (90) Days after the preparation of any such balance sheet,  the Accountants  shall prepare an adjusted balance sheet, in the manner set forth above,  for the Partnership,  to reflect disputed and/or unknown operating  income and expense  items and real estate tax increases for the current year if actual real estate taxes are unknown at the time the initial  balance  sheet is prepared  (the  "Adjustments").  The Managing  Partner shall provide the Non-Managing  Partners with written notice (an "Adjustment  Notice") of the Adjustments within ten (10)
Days after the  Accountants'  determination  thereof.  The fair market  value of the  Partnership's  assets and the fair market value of a Partner's  Partnership  Interest shall be adjusted to reflect the  Adjustments.  The selling
Partner  or the  acquiring  Partner,  as the case may be,  shall pay to the  other,  within ten (10) Days after the receipt of the Adjustment  Notice, the net amount due such Partner,  based upon the Adjustments.  The provisions of this Section 7.6 shall survive the dissolution and termination of the Partnership.

                                                         58

                                                   ARTICLE VIII.
                                           WINDING UP, LIQUIDATION, AND
                                          TERMINATION OF THE PARTNERSHIP.

Section 8.1       Liquidation of the Assets of the Partnership and Disposition of the Proceeds Thereof.
         (a)      Upon the  dissolution  of the  Partnership,  the Managing  Partner  (unless the Managing  Partner shall have  suffered a  Disabling  Event in which  event the  Non-Managing  Partners)  (herein  referred  to as the
"Liquidator")  shall  proceed to wind up the affairs of the  Partnership,  liquidate the property and assets of the
Partnership,  and terminate the Partnership,  and the proceeds of such liquidation shall be applied and distributed in the following order of priority:
                  (1)      to the expenses of liquidation; and then
                  (2)      to the payment of the debts and  liabilities of the  Partnership  owing to Persons other than Partners and their Affiliates; and then
                  (3)      to  the   establishment   of  any  reserves  that  the  Liquidator  deems  necessary  or appropriate  to provide for any contingent or unforeseen  liabilities  or  obligations of the  Partnership
         (other  than  those  owing to  Partners)  or of the  Partners  arising  out of or in  connection  with the
         Partnership  (which  reserves  may be held by a  liquidating  trust  established  for the  benefit  of the
         Partners for the purpose of liquidating  Partnership  assets,  collecting amounts owed to the Partnership, and paying any contingent or unforeseen  liabilities of the Partnership);  provided,  however,  that after the  expiration of a one year period,  any excess  reserves  remaining  shall be distributed in the manner hereinafter provided in this Section 8.1(a); and then
                  (4)      to the  satisfaction  of any  obligations of the  Partnership  to Partners  and/or their
         Affiliates not otherwise provided for in this Section 8.1(a); and then
                  (5)      to TRG LLC in an amount  equal to the sum of the  accrued  but unpaid  Return on the TRG
         Excess Contributions; and then

                                                         59

                  (6)      to TRG LLC in an amount  equal to the TRG Excess  Contributions  to the extent  that the
         TRG Excess Contributions have not been previously distributed to TRG LLC; and then
                  (7)      to the Partners in proportion  to and to the extent of their  positive  Capital  Account balances.  For this purpose,  the  determination  of the Partners'  Capital Account balances shall be made after  adjustment  to reflect the  allocation of all Profits,  Losses,  and items in the nature of income, gain,  expense,  or loss under  Section  4.1 hereof and  distributions  pursuant to Section 4.2 hereof and clauses (5) and (6) of this Section  8.1(a)  through the Fiscal Year of  liquidation  of the  Partnership.
         Subject to the  provisions  of clause (3) of this  Section  8.1(a),  all  distributions  pursuant  to this
         Section 8.1 shall be made by the end of the fiscal year of liquidation  (or, if later,  within ninety (90)
         Days after the date of such liquidation).
         (b)      Subject to the  requirements of Regulations  Section  1.704-1(b)(2)(ii)(b)(2),  a reasonable time shall be allowed for the orderly  liquidation of the property and assets of the  Partnership and the payment of the debts and liabilities of the Partnership in order to minimize the losses normally attendant upon a liquidation.
         (c)      Each Partner  hereby  appoints the  Liquidator as its true and lawful  attorney-in-fact  to hold, collect,  and disburse,  in accordance with this  Agreement,  the applicable  requirements  of Regulations  Section
1.704-1(b),  and the terms of any  receivables  existing at the time of the  termination of the Partnership and the proceeds of the collection of such receivables,  including those arising from the sale of Partnership  property and assets.  Notwithstanding  anything to the  contrary  in this  Agreement,  the  foregoing  power of  attorney  shall terminate upon the  distribution of the proceeds of all such  receivables in accordance with the provisions of this
Agreement.
         (d)      Notwithstanding  anything to the  contrary  contained in this Section 8.1, but subject to Section
5.1(c)  hereof,  if the  Liquidator  shall  determine not to liquidate  the property and assets of the  Partnership because the property  and assets are not  assignable  to other

                                                         60

than the Partners or because a complete  liquidation of all of the property  and assets of  the  Partnership  would involve  substantial  losses or be impractical under the circumstances  or for any  other reason  or for  no  given reason,  the Liquidator  shall liquidate that portion of  the  assets of the  Partnership  sufficient  to  pay  the expenses of  liquidation  and the debts and  liabilities  of the Partnership  (excluding  the debts and liabilities of the  Partnership  to the  extent  that they are  adequately secured by mortgages on, or security  interests  in, assets of the Partnership or to the extent  adequate  provision is made for such  debts and  liabilities),  and the remaining  assets  shall be  distributed to the  Partners  as tenants-in-common  or  partitioned in accordance with applicable  statutes or apportioned in accordance  with the provisions of Section 8.1(a) hereof,  or distributed in such other reasonable  manner,  not  inconsistent  with the economic effect of Section 8.1(a) hereof and applicable requirements of Regulations Section 1.704-1(b) and within the time period therein set forth, as shall be reasonably determined by the Liquidator.  The  distribution of such remaining  assets to the Partners shall be made subject to any mortgages or security  interests  encumbering  such assets.
Section 8.2       Cancellation of Certificates.
                  After  the  affairs  of the  Partnership  have been  wound up,  the  property  and  assets of the
Partnership  have been  liquidated,  and the  proceeds  thereof have been  applied and  distributed  as provided in
Section 8.1(a) hereof (and/or,  if applicable,  there has been a distribution  of property and assets,  as provided in Section 8.1(d) hereof), and the Partnership has been terminated,  the Partners shall execute,  deliver, and file a certificate of dissolution or cancellation  of the  Certificate of Partnership  and/or assumed or fictitious name certificate (or a similar writing) to effect the cancellation,  of record, of the  certificate(s) of partnership of the Partnership (or similar writing).

                                                              61

                                                    ARTICLE IX.
                                                  MISCELLANEOUS.
Section 9.1       Exculpation.
                  Except in the case of fraud,  wilful misconduct,  gross negligence,  or a material breach of this
Agreement,  the  doing of any act or the  failure  to do any act by a  Partner,  the  effect  of which may cause or result in loss or damage to the  Partnership,  if done in good faith to promote the  interests  of the  Partnership and if not done in material  violation of the provisions of this  Agreement,  shall not subject such Partner to any personal liability.
Section 9.2       Notices.
         (a)      Any  and  all  notices,  consents,  offers,  elections,  and  other  communications  (hereinafter referred to collectively as the  "Communications"  and  individually  as a  "Communication")  required or permitted under this Agreement shall be deemed adequately given only if in writing.
         (b)      All  Communications  to be sent hereunder shall be given or served only if addressed to a Partner at its  address  set forth in the records of the  Partnership,  and if  delivered  by hand (with  delivery  receipt required) or delivered by  certified  mail,  return  receipt  requested,  or Federal  Express or similar  expedited overnight  commercial  carrier.  All such  notices,  demands,  and requests  shall be deemed to have been  properly given or served,  if  delivered  in hand,  or mailed,  on the date of receipt or of refusal to accept  shown on the delivery  receipt or return  receipt,  and,  if  delivered  by  Federal  Express  or  similar  expedited  overnight commercial  carrier,  on the date that is one Day after the date upon which the same shall have been  delivered  to
Federal Express or similar expedited overnight  commercial carrier,  addressed to the recipient,  with all shipping charges  prepaid,  provided  that the same is actually  received  (or  refused) by the  recipient  in the  ordinary course.  The time to respond to any  Communication  given  pursuant  to this  Agreement  shall run from the date of receipt or confirmed delivery.

                                                              62

         (c)      All Communications shall be addressed:
                  If to TRG LLC, to:
                  The Taubman Company
                  200 East Long Lake Road
                  Bloomfield Hills, Michigan  48304
                  Attn:  Executive Vice President/Chief Financial Officer and Secretary

                  If to TSA or ATSA, to:
                  200 East Long Lake Road
                  Bloomfield Hills, Michigan  48304
                  Attn:  Robert S. Taubman and William S. Taubman

         (d)      By giving to the other parties  written notice thereof,  the parties hereto and their  respective successors  and assigns  shall have the right from time to time and at any time  during the term of this  Agreement to change the  Person(s)  to receive  notice and their  respective  addresses  effective  upon receipt by the other parties  of such  notice and each shall have the right to  specify  as its  address  any other  address  within the
United States of America.
Section 9.3       Applicable Law.
                  This Agreement  shall be governed by, and construed in accordance  with, the laws (other than the law  governing  choice of law) of the State of  California.  In the event of a conflict  between any  provision  of this  Agreement and any  non-mandatory  provision of the  Partnership  Law, the provision of this  Agreement  shall control and take precedence.
Section 9.4       Word Meanings; Gender.
                  The words such as "herein,"  "hereinafter,"  "hereof," and "hereunder" refer to this Agreement as a whole and not merely to a  subdivision  in which such words appear  unless the context  otherwise  requires.  The singular shall include the plural and the masculine  gender shall include the feminine and neuter,  and vice versa, unless the context otherwise requires.
Section 9.5       Section Titles.
                  Section  titles are for  descriptive  purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

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Section 9.6       Entire Agreement.
                  This  Agreement  contains  the entire  agreement  between  the  parties  hereto  relative  to the
Partnership.
Section 9.7       Waiver.
                  No  consent  or  waiver,  express  or  implied,  by a Partner  to or of any  breach or default by another  Partner  in the  performance  by such  other  Partner  of its  obligations  hereunder  shall be  deemed or construed to be a consent or waiver to or of any other breach or default in the  performance  by such other Partner of the same or any other  obligation of such Partner  hereunder.  Failure on the part of a Partner to object to any act or failure to act of another Partner or to declare  another  Partner in default,  irrespective of how long such failure continues, shall not constitute a waiver by such Partner of its rights hereunder.
Section 9.8       Separability of Provisions.
                  Each  provision  of this  Agreement  shall be  considered  separable  and if for any  reason  any provision or  provisions  herein are  determined  to be invalid,  unenforceable,  or illegal  under any existing or future law, such  invalidity,  unenforceability,  or  illegality  shall not impair the operation of or affect those portions of this Agreement that are valid, enforceable, and legal.
Section 9.9       Binding Agreement.
                  Subject to the  restrictions  on Transfers set forth herein,  this  Agreement  shall inure to the benefit of and be binding upon the  undersigned  Partners and their  respective  successors and assigns.  Whenever, in this  instrument,  a  reference  to any party or Partner is made,  such  reference  shall be deemed to include a reference to the permitted successors and assigns of such party or Partner.
Section 9.10      Equitable Remedies.
                  Except as  otherwise  provided  in this  Agreement,  the  rights  and  remedies  of the  Partners hereunder  shall not be mutually  exclusive,  i.e.,  the  exercise of a right or remedy  under any given  provision hereof  shall not  preclude  or impair  exercise  of any other  right or  remedy

                                                              64

hereunder.  Each of the  Partners confirms  that  damages  at law may not always be an adequate remedy for a breach or  threatened  breach of this Agreement and agrees that, in the event of a breach  or  threatened  breach  of  any provision  hereof,  the respective rights and  obligations hereunder  shall be enforceable by specific performance, injunction,  or other equitable remedy,  but  nothing  herein  contained  is  intended  to,  nor  shall  it,  limit or affect any rights at law or by statute  or  otherwise  of any  party  aggrieved  as  against  the  other  for  a breach or  threatened  breach of any provision hereof.
Section 9.11      Partition.
                  No Partner nor any  successor-in-interest  to a Partner shall have the right while this Agreement remains in effect to have any property of the  Partnership  partitioned,  or to file a complaint  or institute  any proceeding at law or in equity to have such property of the Partnership  partitioned,  and each Partner,  on behalf of itself and its  successors and assigns,  hereby waives any such right.  It is the intention of the Partners that the rights of the parties hereto and their  successors-in-interest  to Partnership  property,  as among themselves,
shall  be  governed  by  the  terms  of  this   Agreement,   and  that  the  rights  of  the   Partners  and  their
successors-in-interest  to  Transfer  any  interest  in the  Partnership  shall be subject to the  limitations  and restrictions set forth in this Agreement.
Section 9.12      Amendment.
                  Except as provided in Section  3.4(a)  hereof,  a proposed  amendment  to this  Agreement  may be adopted  and  effective  as an  amendment  hereto  only  upon  the  written  agreement  of  all  of  the  Partners.
Notwithstanding  anything  contained herein,  there shall be no amendment of the definitions of "Mezzanine Loan" or
"Property"  in Section 1.7 or of Sections 2.1,  2.2,  9.20,  9.21 or 9.22 (except that an amendment of Section 9.22 which would not alter the rights or obligations of SunValley  LLC's  Independent  Managers (as defined in SunValley
LLC's  operating  agreement)  shall be permitted) of this Agreement  unless such amendment is adopted in compliance with Section 9.21 of this Agreement.

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Section 9.13      No Third Party Rights Created Hereby.
                  The  provisions  of this  Agreement  are solely for the purpose of defining the  interests of the
Partners,  inter se;  and no other  Person,  firm,  or entity  (i.e.,  a party who is not a  signatory  hereto or a permitted  successor  to such  signatory  hereto)  shall  have any  right,  power,  title,  or  interest  by way of subrogation or otherwise, in and to the rights, powers, titles, and provisions of this Agreement.
Section 9.14      Liability of Partners.
                  Except as otherwise  provided in this Agreement,  any liability or debt of the Partnership  shall first be satisfied out of the assets of the  Partnership,  including the proceeds of any liability  insurance which the Partnership may recover, and thereafter, in accordance with the applicable provisions of the Partnership Law.
Section 9.15      Additional Acts and Instruments.
                  Each  Partner  hereby  agrees to do such  further  acts and  things  and to  execute  any and all instruments  necessary  or  desirable  and as  reasonably  required  in the future to carry out the full intent and purpose of this Agreement.
Section 9.16      Organization Expenses.
                  The  Partnership  shall elect,  pursuant to Section 709(b) of the Code, to treat all amounts paid or incurred to organize the  Partnership  as deferred  expenses to be deducted  ratably over a period of sixty (60)
months beginning with the month in which the Partnership began business.
Section 9.17      Agreement in Counterparts.
                  This  Agreement  may be  executed  in two (2) or more  counterparts,  all of which as so executed shall  constitute one Agreement,  binding on all of the parties  hereto,  notwithstanding  that all the parties are not  signatory to the original or the same  counterpart;  provided,  however,  that no provision of this  Agreement shall become  effective  and binding  unless and until all parties  hereto have duly executed  this  Agreement,  at which time this  Agreement  shall then  become  effective  and  binding as of the date  first  above  written.  Any executed  counterpart of this

                                                         66

Agreement  that is delivered by facsimile  transmission  shall be deemed to have been fully and  properly  executed and delivered, for all purposes of this Agreement.
Section 9.18      Attorneys-in-Fact.
                  Any Partner may execute a document or instrument  or take any action  required or permitted to be executed or taken under the terms of this  Agreement by and through an  attorney-in-fact  duly  appointed  for such purpose (or for purposes  including  such purpose)  under the terms of a written power of attorney  (including  any power of attorney granted herein).
Section 9.19      Consents, Approval, Etc.
                  Whenever the consent or approval of a Partner is required  under any provision of this  Agreement or a matter is subject to the satisfaction of a Partner,  then, except as otherwise  specifically  provided in this
Agreement,  such  Partner  shall not  unreasonably  withhold  or delay such  consent or  approval  and shall not be unreasonable or delay in deciding whether such matter is satisfactory.
Section 9.20      Separateness Covenants.

         (a)      Notwithstanding any other provisions  contained in this Agreement,  so long as the Mezzanine Loan is outstanding, the Partnership shall:
                  (i)      maintain books and records separate from any other individual or entity;
                  (ii)     maintain its bank accounts separate from any other individual or entity;
                  (iii)    conduct its business in its own name;
                  (iv)     maintain separate financial statements;
                  (v)      pay its own liabilities out of its own funds;
                  (vi)     observe all partnership formalities;
                  (vii)    maintain an  arm's-length  relationship  with its Affiliates and enter into transactions with Affiliates only on a commercially reasonable basis;
                  (viii)   pay the salaries of its own employees, if any;

                                                         67

                  (ix)     allocate fairly and reasonably any overhead for shared office space;
                  (x)      use separate stationery, invoices, and checks;
                  (xi)     hold itself out as a separate entity;
                  (xii)    file its tax returns  separate  from those of  any  other  individual or entity  (except for SunValley  LLC) and not file a  consolidated  federal  income tax return with any  other  individual  or entity
(except for SunValley LLC);
                  (xiii)   maintain  a  sufficient  number  of  employees  (if  any)  in  light of its contemplated business;
                  (xiv)    correct any known misunderstanding regarding its separate identity; and
                  (xv)     maintain adequate capital in light of its contemplated business operations.

(b)      Notwithstanding  any other  provisions  contained  in this  Agreement,  so long as the  Mezzanine  Loan is outstanding, the Partnership shall not:
                  (i)      commingle its assets with those of any other individual or entity;
                  (ii)     guarantee or become  obligated  for the debts of any other  individual or entity or hold out its credit as being available to satisfy the obligations of any other individual or entity;
                  (iii)    not acquire the obligations or securities of its Partners or Affiliates;
                  (iv)     make  loans to any other individual or entity or buy or hold  evidences  of indebtedness issued by any other individual or entity (other than cash and investment-grade securities);
                  (v)      identify itself as a division of any other individual or entity;
                  (vi)     engage  in any  business  or   activities  other  than  (A)  owning,  holding,  selling,
transferring, and exchanging the Subsidiary Company Membership Interest, (B)

                                                         68

owning, holding, selling transferring, and exchanging the capital stock of SV, and (C)  transacting   any  and  all
lawful business for which  a  partnership may be organized under California law  that is  incident,  necessary  and appropriate to accomplish the foregoing;
                  (vii)    incur indebtedness other than the Mezzanine Loan;
                  (viii)   allow  any  transfer  of a  direct  or  indirect  ownership  interest in the Partnership such  that the transferee  owns,  in the  aggregate  with the  ownership  interests of its  affiliates  and  family members in the Partnership,  more than a 49% interest in the  Partnership,  unless  such  transfer  is  conditioned upon the delivery of an acceptable  non-consolidation  opinion to the holder of the Mezzanine Loan  concerning,  as applicable,  the Partnership, the new transferee and/or their respective owners;
                  (ix)     except with respect to the  Mezzanine Loan or the Mortgage Loan (as such term is defined in the operating agreement of SunValley LLC), pledge its assets for the benefit of another entity;
                  (x)      form,  hold or acquire any  subsidiaries, other than the Subsidiary  Company  Membership
Interest or the capital stock of SV; and
                  (xi)     dissolve,  liquidate,  consolidate,  merge  or  except  as  permitted  by  the documents governing the Mezzanine Loan or in connection with a prepayment of the Mezzanine Loan,  sell all  or  substantially all of its assets.
Section 9.21      Bankruptcy-Related Covenants; Lender's Consent.
                  So long as the Mezzanine Loan is outstanding,  the board of directors of A.T.  Associates,  Inc., a Michigan  corporation  ("ATAI") which is the general partner of TSA, and Taubman SunValley  Associates I, Inc., a
Michigan  corporation  ("TSVAI"),  which  is the  general  partner  of  ATSA,  shall  each  have at  least  two (2)
"Independent  Directors" as such term is defined in the respective  Amended and Restated  Articles of Incorporation of ATAI and TSVAI.  Notwithstanding  any other  provisions  contained in this  Agreement,  so long as

                                                         69

the Mezzanine Loan is  outstanding,  the  following  actions  and  decisions  of the  Partnership  shall  be  taken only  upon the unanimous consent of the Partners,  which  consent  shall  require  the  affirmative  vote  of  both
Independent  Directors of ATAI and both Independent Directors of TSVAI:
                  (i)      the filing of a petition or a consent to a petition seeking reorganization, liquidation, or relief under any  applicable  federal  or state law  relating  to  bankruptcy,  or  consent to  the  appointment of a  receiver, liquidator,  assignee, trustee,  sequestrator (or other similar official) of the  Partnership, or a substantial part of any of its  property, or  make  any  assignment for  the  benefit  of  creditors, or, except as required by law, admit in writing its  inability  to pay any of its debts  generally as they become due, or declare or effect a moratorium on any of its debt or take any Partnership action in furtherance of such action;
                  (ii)     a   dissolution,   liquidation,   consolidation,  or   merger,   or  a  sale  of  all or
substantially all of the assets of the Partnership, except as otherwise  permitted by that certain Pledge Agreement securing the Mezzanine Loan, unless there is a pre-payment of the Mezzanine Loan in connection with such sale; and
                  (iii)    the amendment of Section 9.20 hereof or this Section 9.21.
                  Additionally,  so long as the Mezzanine Loan is outstanding,  notwithstanding any other provision of this  Agreement,  the Partnership  shall not amend the definitions of "Mezzanine  Loan" or "Property" in Section
1.7, or Section 2.1,  Section 2.2,  Section  9.20,  this Section 9.21, or Section 9.22 (except that an amendment of
Section 9.22 which would not alter the rights or  obligations  of SunValley  LLC's  Independent  Managers  shall be permitted) hereof unless the Partnership receives the approval of the holder of the Mezzanine Loan.

                                                         70

                  For so long as the Mezzanine Loan is  outstanding,  the  Partnership  shall have at least two (2)
partners  each  owning  at  least  a  one-half  of  one  percent  (.5%)  interest  in  the  Partnership  which  are bankruptcy-remote  special purpose  entities (each, a "Special  Purpose General  Partner") that have provisions and covenants in their  organizational  documents  regarding  their  separateness  which are  substantially  similar to
Sections 10.20 and 10.21 of the Agreement of Limited  Partnership,  as amended,  for Taubman  SunValley  Associates
Limited Partnership, as of the date hereof.
                  Upon the  dissociation  or withdrawal of a Special  Purpose  General Partner from the Partnership or the  bankruptcy,  insolvency or liquidation of a Special  Purpose General  Partner,  the  Partnership  shall (i)
appoint a new Special  Purpose General  Partner,  and (ii) deliver an acceptable  non-consolidation  opinion to the holder of the Mezzanine Loan concerning, as applicable,  the Partnership,  the new Special Purpose General Partner,
and its owners.
                  Notwithstanding  any provision to the contrary in this Agreement,  the Partnership shall continue its  existence  (and  not  dissolve)  for so long as a  solvent  partner,  and at  least  two (2)  partners  in the aggregate, exist.
Section 9.22      Management of SunValley LLC.
                  Each of the Partners  acknowledges  that the  Partnership is the sole member of SunValley LLC and recognizes  that,  pursuant to the provisions of the Operating  Agreement of SunValley LLC, the Partnership has the
right and power to manage the  operations  and  activities  of SunValley  LLC in its sole  discretion,  except with respect to certain actions and decisions  requiring the affirmative  consent of both of SunValley LLC's Independent
Managers.  The Partners agree that the  Partnership  shall manage the operations and activities of SunValley LLC in a manner consistent with the management and governance

                                                         71

provisions contained in this Agreement,  including,  by way of example  and not of  limitation,  that the  Managing
Partner shall only cause the Partnership to take those actions with  respect to  SunValley  LLC which the  Managing
Partner  would be  permitted to take without  further authorization  under this   Agreement  with  respect  to  the
Partnership.  All other actions with respect to SunValley LLC shall be taken by the Managing  Partner on  behalf of the Partnership  only upon the consent of the Non-Managing Partners.

                                           [SIGNATURES BEGIN ON NEXT PAGE]

                                                         72

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

                                                     TRG SUNVALLEY LLC, a Delaware limited liability company

                                                     By:      The  Taubman  Realty  Group  Limited  Partnership,  a
                                                              Delaware limited partnership

                                                              By:      /s/ Lisa A. Payne
                                                                       ____________________________

                                                              Its:     Authorized Signatory

                                                     TAUBMAN SUNVALLEY ASSOCIATES LIMITED  PARTNERSHIP,  a Michigan
                                                     limited partnership

                                                     By:      A.T. Associates, Inc.

                                                              By:      /s/ William S. Taubman
                                                                       _____________________________

                                                              Its:     Vice President
                                                                       _____________________________

                                                     A.T.  SUNVALLEY  ASSOCIATES  LIMITED  PARTNERSHIP,  a Michigan
                                                     limited partnership

                                                     By:      Taubman SunValley Associates I, Inc.

                                                              By:      /s/ William S. Taubman
                                                                       _____________________________

                                                              Its:     Vice President
                                                                       _____________________________

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